UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

300 First Stamford Place, Suite 440

Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2023 (Unaudited) CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund CRM Long/Short Opportunities Fund

SEMI-ANNUAL REPORT

[THIS PAGE INTENTIONALLY LEFT BLANK]

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2023
President’s Message

Dear Fellow Shareholders:

The first half of the fiscal year was highlighted by the rally in the magnificent seven stocks, investor frenzy surrounding disruptive products such as Artificial Intelligence and GLP-1 drugs, geopolitical pressures, and the Federal Reserve’s pivot “heard round the world”. All of this combined has propelled large cap growth stocks to trade at an extreme premium to small to mid-cap value stocks. Additionally, for most of the calendar year, the Federal Reserve weighed the risks of not raising rates enough to sustainably cool inflation versus over-tightening and sending the economy into a downturn as the labor market remained healthy despite the rapid rise in interest rates. That all changed at the December Federal Reserve Open Market Committee (FOMC) meeting, when Chair Powell indicated that policymakers were turning their focus to cutting rates as inflation continued to move towards their goal of 2%. This pivot released the market’s animal spirits and led to the best December performance for the Russell 2000® Index, and the 12th best fourth quarter return since 1979.

What a difference a year makes. A year ago, economists had forecasted GDP to grow 0.3% in 2023 and there was an estimated 70% chance of recession over the next 12 months. In addition, economists had forecasted the unemployment rate to rise to 4.4% in 2023. Despite the banking crisis in March 2023, and then the expectation that the Federal Reserve would keep interest rates higher for longer, the 10-year Treasury yield ended the year flat with 2022. Another positive development for the capital markets and the economy this past year was the dramatic narrowing of credit spreads, which finished at their narrowest spreads of the year. Lastly, the market is now pricing in six rate cuts in 2024 following the pivot by the Federal Reserve in late 2023. We will pass on opining on the market rate forecast, other than to say a lower rate environment has historically been highly beneficial to small and mid-cap stocks given their shorter duration liability structure and their high leverage profile relative to large cap companies.

The economists that predicted a recession in 2023 should have said an earnings recession instead of an economic recession because that is what we had. The S&P 500® Index had three consecutive quarters of negative earnings growth, while small caps experienced four consecutive quarters of negative earnings growth starting in the fourth quarter of 2022. Small and mid-cap companies’ earnings were more

1

impacted by the inflationary pressures and rise in interest rates than large cap companies. As such, we believe small and mid-cap companies should also have the strongest earnings recovery in 2024. Down cap companies should benefit from easier comparisons, lower interest rates, and a lessening of inflationary pressure in the coming year. As we have seen in previous cycles, the market also reduced earnings expectations for small and mid-caps companies more than large cap companies, due to concerns over macro pressures, which should provide an easier bar for them to clear in 2024.

Washington continues to be both a tailwind as well as a headwind for the markets. The U.S. passed some of the largest stimulus bills in our nation’s history in the past two years. The Infrastructure Investment and Jobs Act (IIJA), the CHIPS and Science Act, and the Inflation Reduction Act (IRA) should provide a multi-year growth tailwind and spur capital expenditure spending in the U.S. as efforts are made to re-shore and near shore our critical supply chains. On the other hand, Congress has become more dysfunctional this year and has struggled to keep the government open and even pass a budget given the slim majority the Republicans have in the House of Representatives.

We were encouraged to see market performance widen at the end of the calendar year. We believe small and mid-cap stocks remain well positioned for a recovery in earnings over the next couple of years, are attractively valued on an absolute and relative basis, and have multiple levers of value creation over the next few years. We are also starting to see the green shoots of M&A resurface, which is typically a positive multi-year tailwind for the group. We continue to focus on stocks with pricing power, healthy balance sheets, and areas of self-help, which can propel small and mid-cap earnings in various interest rate and inflationary environments.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the first half of the fiscal year ended December 31, 2023.

CRM Small Cap Value Fund returned 7.67% and 7.56% for the Institutional and Investor Share classes, respectively, in the period, as compared to 11.85% and 8.18% for the Russell 2000® Value Index and the Russell 2000® Index, respectively1. Stock selection in the Industrials and Health Care sectors was the primary driver of relative underperformance during the period. Our stock selection in the Consumer Staples and Consumer Discretionary sectors acted as a tailwind to performance. Leading contributors to performance for the first half of the fiscal year included (i) Cadence Bank; (ii) Stewart Information Services Corporation; and (iii) Hostess Brands, Inc. Cadence Bank (CADE), a Southeast regional bank, rallied as the company announced the sale of its insurance brokerage business at an attractive multiple. Cadence Bank plans to use the proceeds from the insurance brokerage sale to undertake an opportunistic restructuring of its securities portfolio and pay off high-cost borrowings, which will be meaningfully accretive to capital

2

and earnings. Stewart Information Services Corporation (STC), a title insurance and related services provider, outperformed as the company reported revenues that were better than expected. In addition, investors began to discount the potential earnings recovery that could occur as home sales start to improve from cyclically depressed levels. Hostess Brands, Inc. (TWNK), the leading sweet-baked goods manufacturer in the U.S., announced it would be acquired by Smucker’s for a significant premium, as Smucker’s seeks to leverage TWNK’s iconic brands to drive category growth and expand products into more distribution channels. Smucker’s likely took notice of the many improvements that TWNK had made in recent years under CEO Andy Callahan that were core to our investment case, including significant product innovation, distribution channel expansion, and operational efficiencies.

Individual holdings that negatively impacted performance included (i) Envista Holdings Corporation; (ii) James River Group Holdings, Ltd.; and (iii) AdaptHealth, Corporation. Envista Holdings Corporation (NVST), a provider of specialty products, technologies, equipment and consumables to the dental industry, was a detractor due to slower growth in its dental implant segment, as well as pressure from its business in Russia and China. The company lowered profit margin expectations for the year due to macroeconomic pressures on sales as well as the need to re-invest in the implant segment given competitive market share losses domestically. We exited the position as we believe the timeline to improve sales and margins will be protracted and longer than management expects. James River Group Holdings, Ltd. (JRVR), a specialty property and casualty insurer, reported weaker-than-expected earnings that included adverse reserve development in its core excess and surplus lines insurance business. We exited the position as we were concerned that additional reserving issues could develop. AdaptHealth Corporation (AHCO), a provider of home medical equipment and supplies, underperformed as the announced hiring of a new CEO with considerable turnaround experience was reversed due to ongoing litigation with his prior employer. In addition, investors grew concerned about risks to its addressable markets based on the potential impacts of GLP-1 weight loss category drugs. Given the multitude of headwinds, most notably the loss of the potential new CEO that we expected to act as the principal change agent, we decided to exit the position.

CRM Small/Mid Cap Value Fund returned 4.88% and 4.82% for the Institutional and Investor Share classes, respectively, in the period, as compared to 9.59% and 7.93% for the Russell 2500 Value Index™ and the Russell 2500 Index™, respectively2. Relative underperformance during the period was mainly attributed to stock selection, most notably in the Utilities, Financials, and Health Care sectors. Stock selection in the Consumer Discretionary sector was a positive contributor to performance. Individual holdings that were leading contributors to performance included (i) Cadence Bank; (ii) Burlington Stores, Inc.; and (iii) Webster Financial Corporation. Cadence Bank (CADE), a Southeast regional bank, rallied as the company announced the sale of its insurance brokerage business at an attractive

3

multiple. Cadence Bank plans to use the proceeds from the insurance brokerage sale to undertake an opportunistic restructuring of its securities portfolio and pay off high-cost borrowings, which will be meaningfully accretive to capital and earnings. Burlington Stores, Inc. (BURL), an off-price retailer, outperformed on better than expected third quarter 2023 results and positive commentary on the holiday sales period. Webster Financial Corporation (WBS), a Northeast regional bank, outperformed as the company reported strong quarterly earnings featuring net interest margin expansion and lower-than-expected core expenses. The company also provided guidance for fourth quarter results that were better than expected. Finally, investor sentiment towards bank stocks improved given increased economic optimism and the potential that the Federal Reserve is nearing the end of its interest rate hiking campaign.

Individual holdings that negatively affected performance included (i) NextEra Energy Partners, LP; (ii) Envista Holdings Corporation; and (iii) Envestnet, Inc. We sold our position in top detractor NextEra Energy Partners, LP (NEP) after they announced the reduction in their dividend growth plans, which cast doubt on the consistency and reliability of the financing relationship they have with their sponsor NextEra Energy, Inc. Envista Holdings Corporation (NVST), a provider of specialty products, technologies, equipment and consumables to the dental industry, was a detractor due to slower growth in its dental implant segment, as well as pressure from its business in Russia and China. The company lowered profit margin expectations for the year due to macroeconomic pressures on sales as well as the need to re-invest in the implant segment given competitive market share losses domestically. We exited the position as we believe the timeline to improve sales and margins will be protracted and longer than management expects. Envestnet, Inc. (ENV), a provider of software to the wealth management industry, reported disappointing earnings, in which they lowered their growth expectations.

CRM Mid Cap Value Fund returned 5.71% and 5.65% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 7.11% and 7.54% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively3. Relative underperformance during the period was mainly attributed to stock selection within the Energy, Health Care, and Utilities sectors. Stock selection in the Consumer Discretionary and Materials sectors was a tailwind to performance. Individual holdings that contributed positively to performance during the period included (i) Morningstar, Inc.; (ii) Burlington Stores, Inc.; and (iii) Cadence Bank. Morningstar, Inc. (MORN), a financial information service provider, reported accelerating revenue growth in the period as they lapped some of the challenges related to their structured finance ratings business. At the same time, adjusted operating margins expanded by 300 basis points quarter-over-quarter as they have made a commitment to control costs in order to expand margins going forward. Burlington Stores, Inc. (BURL), an off-price retailer, outperformed on better than expected third quarter 2023 results and positive commentary on the

4

holiday sales period. Cadence Bank (CADE), a Southeast regional bank, rallied as the company announced the sale of its insurance brokerage business at an attractive multiple. Cadence Bank plans to use the proceeds from the insurance brokerage sale to undertake an opportunistic restructuring of its securities portfolio and pay off high-cost borrowings, which will be meaningfully accretive to capital and earnings.

Holdings that detracted from Fund performance during the fiscal year included (i) Envista Holdings Corporation; (ii) LKQ Corporation; and (iii) Bio-Rad Laboratories, Inc. Envista Holdings Corporation (NVST), a provider of specialty products, technologies, equipment and consumables to the dental industry, was a detractor due to slower growth in its dental implant segment, as well as pressure from its business in Russia and China. The company lowered profit margin expectations for the year due to macroeconomic pressures on sales as well as the need to re-invest in the implant segment given competitive market share losses domestically. We exited the position as we believe the timeline to improve sales and margins will be protracted and longer than management expects. LKQ Corporation (LKQ) is a distributor for aftermarket automotive parts and collision replacement parts to the U.S. and European markets. The company was a detractor during the period, as its consistent share repurchase program was paused given a large tuck-in acquisition that was announced earlier in the year. While the acquisition is financially accretive and is a strategic fit, it has increased financial leverage and has a lower margin profile. There are cost synergies and potential revenue synergies, which will take time to realize, but were a departure from investor expectations on capital deployment. Non-operational pressures such as the decline in foreign exchange and scrap / precious metal declines have also pressured earnings and expectations. While the end market is largely non-discretionary in auto repair, the combination of capital deployment and non-operational pressures have created a protracted period where profit growth will be quite modest. While LKQ’s shares were at an attractive valuation, we sold the position as the existing CEO is retiring and there is a lack of financial catalysts. We exited Bio-Rad Laboratories, Inc. (BIO) following several senior management departures and ongoing uncertainty and visibility into the company’s long term growth algorithm and governance.

CRM All Cap Value Fund returned 5.83% and 5.74% for the Institutional and Investor Share classes, respectively, during the period, as compared to 6.36% and 8.43% for the Russell 3000® Value Index and the Russell 3000® Index, respectively4. The Fund’s relative underperformance was driven primarily by stock selection in the Consumer Staples and Health Care sectors. Stock selection in the Consumer Discretionary, Financials, and Information Technology sectors was a tailwind to performance. Leading contributors to Fund performance were (i) Truist Financial Corporation; (ii) Intel Corporation; and (iii) Advanced Drainage Systems, Inc. Truist Financial Corporation (TFC), a Southeast regional bank, outperformed as the company seems closer to fully divesting its highly-regarded insurance brokerage business. In addition, earnings trends in the third quarter 2023 showed signs of

5

stabilization and the company provided details on a new expense savings initiative. Finally, investor sentiment towards bank stocks also improved during the period. Intel Corporation (INTC), the leading provider of CPUs to the PC and data center market, made progress transforming the business. In addition to exceeding third quarter 2023 results, management discussed in roads the company is making with its artificial intelligence solutions and new foundry services. Advanced Drainage Systems, Inc. (WMS) is a leading manufacturer of water drainage structures and supplies. The company exceeded expectations and continued to see better price / cost and trends in its Residential products during the period.

Individual holdings that negatively impacted performance included (i) The Estee Lauder Companies, Inc; (ii) Envista Holdings Corporation; and (iii) LKQ Corporation. Shares of The Estee Lauder Companies, Inc. (EL) were pressured as the China and travel retail businesses recovered more slowly than expected. The volatility of the business in the last year has resulted in a significant earnings drag that we expect to reverse in the back half of the 2024 calendar year with better asset alignment and new product launches. Envista Holdings Corporation (NVST), a provider of specialty products, technologies, equipment and consumables to the dental industry, was a detractor due to slower growth in its dental implant segment, as well as pressure from its business in Russia and China. The company lowered profit margin expectations for the year due to macroeconomic pressures on sales as well as the need to re-invest in the implant segment given competitive market share losses domestically. We exited the position as we believe the timeline to improve sales and margins will be protracted and longer than management expects. LKQ Corporation (LKQ) is a distributor for aftermarket automotive parts and collision replacement parts to the U.S. and European markets. The company was a detractor during the period, as its consistent share repurchase program was paused given a large tuck-in acquisition that was announced earlier in the year. While the acquisition is financially accretive and is a strategic fit, it has increased financial leverage and has a lower margin profile. There are cost synergies and potential revenue synergies, which will take time to realize, but were a departure from investor expectations on capital deployment. Non-operational pressures such as the decline in foreign exchange and scrap / precious metal declines have also pressured earnings and expectations. While the end market is largely non-discretionary in auto repair, the combination of capital deployment and non-operational pressures have created a protracted period where profit growth will be quite modest. While LKQ’s shares were at an attractive valuation, we sold the position as the existing CEO is retiring and there is a lack of financial catalysts.

CRM Long/Short Opportunities Fund returned -0.07% in the first half of the fiscal year as compared to 8.04% for the S&P 500® Index5. From a sector perspective, Information Technology, Industrials, and Communication Services contributed most to performance during the six-month period. The Consumer Staples, Health Care, and Consumer Discretionary sectors were the largest

6

detractors to performance on a sector basis. In terms of exposure during the period, the Fund averaged approximately 90% gross long, 46% gross short, and 44% net long.

The top contributors in the long portfolio were (i) Burlington Stores, Inc.; (ii) PTC, Inc.; and (iii) Steven Madden, Ltd. Burlington Stores, Inc. (BURL), an off-price retailer, outperformed on better than expected third quarter 2023 results and positive commentary on the holiday sales period. PTC, Inc. (PTC), a leading provider of software used to design, operate, and maintain products, outperformed following strong fiscal fourth quarter results and the naming of a new CEO. Steven Madden, Ltd. (SHOO), a fashion footwear company, performed well following a solid earnings report.

Top individual names that negatively impacted the long portfolio included (i) AdaptHealth Corporation; (ii) LKQ Corporation; and (iii) NextEra Energy, Inc. AdaptHealth Corporation (AHCO), a provider of home medical equipment and supplies, underperformed as the announced hiring of a new CEO with considerable turnaround experience was reversed due to ongoing litigation with his prior employer. In addition, investors grew concerned about risks to its addressable markets based on the potential impacts of GLP-1 weight loss category drugs. Given the multitude of headwinds, most notably the loss of the potential new CEO that we expected to act as the principal change agent, we decided to exit the position. LKQ Corporation (LKQ) is a distributor for aftermarket automotive parts and collision replacement parts to the U.S. and European markets. The company was a detractor during the period, as its consistent share repurchase program was paused given a large tuck-in acquisition that was announced earlier in the year. While the acquisition is financially accretive and is a strategic fit, it has increased financial leverage and has a lower margin profile. There are cost synergies and potential revenue synergies, which will take time to realize, but were a departure from investor expectations on capital deployment. Non-operational pressures such as the decline in foreign exchange and scrap / precious metal declines have also pressured earnings and expectations. While the end market is largely non-discretionary in auto repair, the combination of capital deployment and non-operational pressures have created a protracted period where profit growth will be quite modest. While LKQ’s shares were at an attractive valuation, we sold the position as the existing CEO is retiring and there is a lack of financial catalysts. NextEra Energy, Inc. (NEE), a leading electrical utility and renewables developer, declined sharply as higher rates led to a dramatic de-rating of U.S. utility companies. Concerns around higher rates and less attractive development markets for U.S. wind, solar, and battery storage drove a significant decline in the value the market was willing to ascribe to their in-hand renewables projects with signed Power Purchase Agreements (PPAs) and the value of their future development program.

7

Our top short contributors included (i) a 3D printing company; (ii) a leading electric vehicle charging equipment operator; and (iii) an IT services company. A 3D printing company underperformed following fears its biggest customer may be diversifying its production away and concerns the company will partake in a dilutive merger. A leading electric vehicle charging equipment operator saw a significant earnings reduction for 2023 and change in management amidst a profit warning driven by demand destruction, inventory work downs, and product quality issues for existing products in the field that will require retrofitting. An IT services company fell after reporting disappointing second quarter earnings, which drew into question their plan to turn around their consistent revenue declines.

Top detractors in the short portfolio during the period were (i) a cybersecurity software company; (ii) a for-profit education company; and (iii) a software and IT services company. Our short position in a cybersecurity software company moved against us after they reported a solid third quarter and raised guidance for the year. A for-profit education company saw its earnings increase as they stopped adding students to one of their universities in an effort to control against churn and adverse selection as the U.S. Education Department and new regulations continued to pinch their student cohorts and lax academic standards. A software and IT services company reported a solid quarter and talked up their positioning in artificial intelligence.

Sincerely,

Ronald H. McGlynn
Trustee and President, CRM Mutual Fund Trust

1Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. The returns of the indexes include the reinvestment of dividends but do not account for transaction costs or other expenses which an investor might incur in attempting to obtain such returns. It is not possible to invest directly in an index.

2Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The returns of the indexes include the reinvestment of dividends but do not account for transaction costs or other expenses which an investor might incur in attempting to obtain such returns. It is not possible to invest directly in an index.

3Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest

8

companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. The returns of the indexes include the reinvestment of dividends but do not account for transaction costs or other expenses which an investor might incur in attempting to obtain such returns. It is not possible to invest directly in an index.

4Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. The returns of the indexes include the reinvestment of dividends but do not account for transaction costs or other expenses which an investor might incur in attempting to obtain such returns. It is not possible to invest directly in an index.

5The S&P 500® Index is the Fund’s benchmark. The S&P 500® Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The returns of the index include the reinvestment of dividends but do not account for transaction costs or other expenses which an investor might incur in attempting to obtain such returns. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. The information contained herein is not a complete analysis of every aspect of any market, industry, security, or Fund. Opinions expressed herein are as of December 31, 2023 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values or that the investment has not been undervalued by the market. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

9

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

10

CRM FUNDS EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2023 through December 31, 2023). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2023 to December 31, 2023.

The Expense Tables below illustrate your Fund’s expenses in two ways.

●

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

●

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by

CRM Funds
11

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Continued)

other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Six Months Ended December 31, 2023

Expense Table

Fund/Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,075.60	1.26%	$6.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	1.26%	$6.39

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,076.70	1.08%	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	1.08%	$5.48

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,048.20	1.21%	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	1.21%	$6.14

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,048.80	1.05%	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	1.05%	$5.33

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,056.50	1.16%	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	1.16%	$5.89

CRM Funds
12

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,057.10	1.01%	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	1.01%	$5.13

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,057.40	1.45%	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	1.45%	$7.35

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,058.30	1.20%	$6.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	1.20%	$6.09

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$999.30	2.31%	$11.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.52	2.31%	$11.69

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the most recent one-half year period).

CRM Funds
13

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS
December 31, 2023

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund- Sector Allocation
Common Stock
Financials	25.3%
Industrials	25.2
Technology	9.5
Real Estate	8.5
Consumer Discretionary	8.0
Energy	7.7
Utilities	5.1
Materials	3.8
Consumer Staples	2.6
Health Care	2.3
Short-Term Investments	2.0
100.0%

CRM Small/Mid Cap Value Fund- Sector Allocation
Common Stock
Financials	20.9%
Industrials	19.9
Technology	13.4
Materials	10.9
Consumer Discretionary	10.1
Real Estate	8.8
Utilities	4.9
Energy	4.8
Health Care	4.5
Consumer Staples	1.1
Short-Term Investments	0.7
100.0%

CRM Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	21.4%
Technology	18.5
Materials	17.0
Financials	9.8
Real Estate	6.8
Energy	5.7
Consumer Discretionary	5.6
Utilities	5.3
Consumer Staples	4.9
Health Care	4.0
Short-Term Investments	1.0
100.0%

CRM All Cap Value Fund- Sector Allocation
Common Stock
Technology	19.8%
Financials	17.5
Materials	13.3
Industrials	10.1
Health Care	9.3
Consumer Discretionary	6.8
Consumer Staples	6.3
Real Estate	6.0
Energy	6.0
Utilities	2.2
Short-Term Investments	2.7
100.0%

CRM Funds
14

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following table presents a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund- Sector Allocation
Common Stock
Industrials	31.2%
Technology	14.1
Consumer Discretionary	11.7
Financials	9.0
Materials	6.3
Utilities	5.0
Consumer Staples	4.6
Health Care	4.0
Energy	3.2
Real Estate	3.0
Communications	2.1
Exchange-Traded Fund	1.6
Short-Term Investments	5.3
Common Stock Sold Short
Industrials	(13.4)
Consumer Discretionary	(6.0)
Technology	(4.9)
Financials	(3.1)
Consumer Staples	(3.0)
Communications	(2.4)
Energy	(1.3)
Real Estate	(0.6)
Materials	(0.5)
Health Care	(0.5)
Utilities	(0.5)
64.9%

Portfolio holdings are subject to change at any time.

CRM Funds
15

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK — 98.1%
Consumer Discretionary — 8.0%
Apparel & Textile Products — 2.4%
43,721	Steven Madden Ltd.[1]	$1,836,282
Home Construction — 3.4%
35,236	Skyline Champion Corporation[1]	2,616,625
Leisure Facilities & Services — 2.2%
45,601	BJ’s Restaurants, Inc.[1]	1,642,092
Total Consumer Discretionary		6,094,999
Consumer Staples — 2.6%
Food — 2.6%
49,652	The Simply Good Foods Company[1]	1,966,219
Energy — 7.8%
Oil & Gas Producers — 4.9%
33,445	Matador Resources Company	1,901,683
274,192	Southwestern Energy Company[1]	1,795,958
		3,697,641
Oil & Gas Services & Equipment — 2.9%
75,173	ChampionX Corporation	2,195,803
Total Energy		5,893,444
Financials — 25.3%
Banking — 15.5%
89,171	Cadence Bank	2,638,570
180,689	Capitol Federal Financial, Inc.	1,165,444
116,027	Central Pacific Financial Corporation[1]	2,283,411
26,994	First Interstate Bancsystem, Inc., Class A	830,066
40,615	Hancock Whitney Corporation	1,973,483
151,661	TFS Financial Corporation	2,227,900

Shares		Value
Financials — (continued)
Banking — (continued)
22,626	TrustCo Bank Corporation	$702,537
		11,821,411
Institutional Financial Services — 3.0%
40,177	Moelis & Company, Class A	2,255,135
Insurance — 3.1%
72,209	Horace Mann Educators Corporation	2,361,234
Specialty Finance — 3.7%
48,146	Stewart Information Services Corporation	2,828,578
Total Financials		19,266,358
Health Care — 2.3%
Medical Equipment & Devices — 2.3%
31,391	LeMaitre Vascular, Inc.	1,781,753
Industrials — 25.2%
Commercial Support Services — 4.0%
8,907	Clean Harbors, Inc.[1]	1,554,361
30,616	Stericycle, Inc.[1]	1,517,329
		3,071,690
Electrical Equipment — 6.0%
120,002	Hayward Holdings, Inc.[1]	1,632,027
15,172	Itron, Inc.[1]	1,145,638
17,665	SPX Technologies, Inc.[1]	1,784,342
		4,562,007
Engineering & Construction — 3.9%
36,199	Arcosa, Inc.	2,991,485
Industrial Support Services — 2.1%
9,244	Applied Industrial Technologies, Inc.	1,596,346
Machinery — 3.1%
26,178	Cactus, Inc., Class A	1,188,481

See accompanying notes to financial statements.	CRM Funds
16

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Industrials — (continued)
Machinery — (continued)
79,523	Mueller Water Products, Inc.	$1,145,131
		2,333,612
Transportation & Logistics — 6.1%
27,128	Hub Group, Inc., Class A1	2,494,148
27,429	Kirby Corporation[1]	2,152,628
		4,646,776
Total Industrials		19,201,916
Materials — 3.8%
Chemicals — 3.8%
144,170	Ecovyst, Inc.[1]	1,408,541
11,014	Rogers Corporation[1]	1,454,619
Total Materials		2,863,160
Real Estate — 8.5%
REIT — 8.5%
85,737	COPT Defense Properties	2,197,439
33,640	Terreno Realty Corporation	2,108,219
117,351	Urban Edge Properties	2,147,523
Total Real Estate		6,453,181
Technology — 9.5%
Software — 9.5%
132,458	ACV Auctions, Inc.[1]	2,006,739
21,209	Agilysys, Inc.[1]	1,798,948
55,519	Envestnet, Inc.[1]	2,749,301
18,627	Intapp, Inc.[1]	708,199
Total Technology		7,263,187
Utilities — 5.1%
Gas & Water Utilities — 5.1%
10,832	Chesapeake Utilities Corporation	1,144,184

Shares		Value
Utilities — (continued)
Gas & Water Utilities — (continued)
32,816	Northwest Natural Holdings Company	$1,277,855
22,337	SJW Group[1]	1,459,723
Total Utilities		3,881,762
TOTAL COMMON STOCK (Cost $62,275,922)		74,665,979

SHORT-TERM INVESTMENTS — 2.0%
761,478	Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.26%[2]	761,478
761,477	Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%[2]	761,477
TOTAL SHORT-TERM INVESTMENTS (Cost $1,522,955)		1,522,955
TOTAL INVESTMENTS — 100.1% (Cost $63,798,877)		$76,188,934
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(70,674)
NET ASSETS — 100.0%		$76,118,260

See accompanying notes to financial statements.	CRM Funds
17

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2023 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$74,665,979	—	—	$74,665,979
Short-Term Investments	1,522,955	—	—	1,522,955
Total	$76,188,934	—	—	$76,188,934

There were no transfers into or out of Level 3 related to securities held at December 31, 2023.

[1]	Non-income producing security.
[2]	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.	CRM Funds
18

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK — 99.4%
Consumer Discretionary — 10.2%
Apparel & Textile Products — 2.1%
102,630	Steven Madden Ltd.[1]	$4,310,460
Home Construction — 2.8%
79,034	Skyline Champion Corporation[1]	5,869,065
Retail — Discretionary — 5.3%
41,329	Burlington Stores, Inc.[1]	8,037,664
10,045	RH1	2,927,917
		10,965,581
Total Consumer Discretionary		21,145,106
Consumer Staples — 1.1%
Food — 1.1%
21,469	Lamb Weston Holdings, Inc.	2,320,584
Energy — 4.8%
Oil & Gas Producers — 2.1%
78,316	Matador Resources Company	4,453,048
Oil & Gas Services & Equipment — 2.7%
191,923	ChampionX Corporation	5,606,071
Total Energy		10,059,119
Financials — 20.9%
Asset Management — 1.7%
15,933	LPL Financial Holdings, Inc.	3,626,669
Banking — 8.0%
164,987	Cadence Bank	4,881,965
363,519	TFS Financial Corporation	5,340,094
128,502	Webster Financial Corporation	6,522,762
		16,744,821
Institutional Financial Services — 3.9%
12,415	Evercore Partners, Inc., Class A	2,123,586

Shares		Value
Financials — (continued)
Institutional Financial Services — (continued)
106,073	Moelis & Company, Class A	$5,953,877
		8,077,463
Insurance — 4.7%
11,614	Everest Group Ltd.	4,106,478
173,698	Horace Mann Educators Corporation	5,679,925
		9,786,403
Specialty Finance — 2.6%
82,840	First American Financial Corporation	5,338,210
Total Financials		43,573,566
Health Care — 4.5%
Medical Equipment & Devices — 4.5%
37,575	Bio-Techne Corporation	2,899,287
36,381	LeMaitre Vascular, Inc.	2,064,986
58,767	QuidelOrtho Corporation[1]	4,331,128
Total Health Care		9,295,401
Industrials — 19.9%
Aerospace & Defense — 1.6%
7,352	Teledyne Technologies, Inc.[1]	3,281,124
Commercial Support Services — 4.5%
34,288	Clean Harbors, Inc.[1]	5,983,599
68,749	Stericycle, Inc.[1]	3,407,200
		9,390,799
Electrical Equipment — 4.3%
154,677	Hayward Holdings, Inc.[1]	2,103,607
55,588	Itron, Inc.[1]	4,197,450
75,201	Vontier Corporation[1]	2,598,194
		8,899,251
Engineering & Construction — 3.1%
78,584	Arcosa, Inc.	6,494,182

See accompanying notes to financial statements.	CRM Funds
19

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Industrials — (continued)
Machinery — 1.2%
16,089	Regal Rexnord Corporation	$2,381,494
Transportation & Logistics — 5.2%
69,653	Hub Group, Inc., Class A1	6,403,897
57,434	Kirby Corporation[1]	4,507,420
		10,911,317
Total Industrials		41,358,167
Materials — 10.9%
Chemicals — 5.4%
83,981	Ashland, Inc.	7,080,438
37,452	RPM International, Inc.	4,180,767
		11,261,205
Construction Materials — 5.5%
40,860	Advanced Drainage Systems, Inc.	5,746,550
27,613	Eagle Materials, Inc.	5,601,021
		11,347,571
Total Materials		22,608,776
Real Estate — 8.8%
REIT — 8.8%
45,896	Sun Communities, Inc.	6,134,000
117,716	Terreno Realty Corporation	7,377,262
268,820	Urban Edge Properties	4,919,406
Total Real Estate		18,430,668
Technology — 13.4%
Software – 7.3%
179,121	ACV Auctions, Inc.[1]	2,713,683
57,201	Envestnet, Inc.[1]	2,832,593
27,048	PTC, Inc.[1]	4,732,318
106,947	Tenable Holdings, Inc.[1]	4,925,979
		15,204,573
Technology Hardware — 2.3%
104,758	Ciena Corporation[1]	4,715,158

Shares		Value
Technology — (continued)
Technology Services — 3.8%
389,676	Clarivate PLC[1,2]	$3,608,400
15,085	Morningstar, Inc.	4,317,930
		7,926,330
Total Technology		27,846,061
Utilities — 4.9%
Gas & Water Utilities — 4.9%
43,881	Atmos Energy Corporation	5,085,808
190,513	Nisource, Inc.	5,058,120
Total Utilities		10,143,928
TOTAL COMMON STOCK (Cost $162,823,791)		206,781,376

SHORT-TERM INVESTMENTS — 0.7%
761,760	Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.26%[3]	761,760
761,760	Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%[3]	761,760
TOTAL SHORT-TERM INVESTMENTS (Cost $1,523,520)		1,523,520
TOTAL INVESTMENTS — 100.1% (Cost $164,347,311)		$208,304,896
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(120,513)
NET ASSETS — 100.0%		$208,184,383

See accompanying notes to financial statements.	CRM Funds
20

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2023 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$206,781,376	—	—	$206,781,376
Short-Term Investments	1,523,520	—	—	1,523,520
Total	$208,304,896	—	—	$208,304,896

There were no transfers into or out of Level 3 related to securities held at December 31, 2023.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company
[3]	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.	CRM Funds
21

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK — 98.4%
Consumer Discretionary — 5.5%
Apparel & Textile Products — 2.3%
211,220	Steven Madden Ltd.[1]	$8,871,240
Retail — Discretionary — 3.2%
61,394	Burlington Stores, Inc.[1]	11,939,905
Total Consumer Discretionary		20,811,145
Consumer Staples — 4.9%
Food — 2.5%
86,710	Lamb Weston Holdings, Inc.	9,372,484
Household Products — 2.4%
423,365	Kenvue, Inc.[1]	9,115,048
Total Consumer Staples		18,487,532
Energy — 5.7%
Oil & Gas Producers — 3.0%
324,364	Marathon Oil Corporation	7,836,634
57,283	Matador Resources Company	3,257,111
		11,093,745
Oil & Gas Services & Equipment — 2.7%
345,654	ChampionX Corporation	10,096,553
Total Energy		21,190,298
Financials — 9.8%
Asset Management — 1.0%
16,985	LPL Financial Holdings, Inc.	3,866,126
Banking — 4.6%
254,489	Cadence Bank	7,530,330
190,167	Webster Financial Corporation	9,652,877
		17,183,207

Shares		Value
Financials — (continued)
Insurance — 4.2%
55,733	Allstate Corporation	$7,801,505
22,086	Everest Group, Ltd.	7,809,168
		15,610,673
Total Financials		36,660,006
Health Care — 4.0%
Medical Equipment & Devices — 4.0%
81,285	Bio-Techne Corporation	6,271,951
118,418	QuidelOrtho Corporation[1]	8,727,407
Total Health Care		14,999,358
Industrials — 21.2%
Aerospace & Defense — 5.5%
21,720	Teledyne Technologies, Inc.[1]	9,693,419
79,261	Woodward, Inc.	10,789,800
		20,483,219
Commercial Support Services — 2.1%
161,278	Stericycle, Inc.[1]	7,992,938
Electrical Equipment — 6.6%
60,662	AMETEK, Inc.	10,002,557
427,714	Vontier Corporation[1]	14,777,519
		24,780,076
Industrial Support Services — 1.5%
33,474	Applied Industrial Technologies, Inc.	5,780,625
Machinery — 2.6%
65,936	Regal Rexnord Corporation	9,759,847
Transportation & Logistics — 2.9%
138,108	Canadian Pacific Kansas City Ltd.	10,918,818
Total Industrials		79,715,523
Materials — 16.9%
Chemicals — 9.8%
112,886	Ashland, Inc.	9,517,419

See accompanying notes to financial statements.	CRM Funds
22

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Materials — (continued)
Chemicals — (continued)
41,805	Avery Dennison Corporation	$8,451,299
129,203	Corteva, Inc.	6,191,408
75,903	RPM International, Inc.	8,473,052
107,138	Valvoline, Inc.	4,026,246
		36,659,424
Construction Materials — 7.1%
60,921	Advanced Drainage Systems, Inc.	8,567,929
129,784	CRH PLC[1,2]	8,975,861
18,491	Martin Marietta Materials, Inc.	9,225,345
		26,769,135
Total Materials		63,428,559
Real Estate — 6.7%
Real Estate Services — 2.0%
81,242	CBRE Group, Inc., Class A1	7,562,818
REIT — 4.7%
58,510	Sun Communities, Inc.	7,819,862
156,887	Terreno Realty Corporation	9,832,108
		17,651,970
Total Real Estate		25,214,788
Technology — 18.4%
Semiconductors — 1.4%
57,132	Microchip Technology, Inc.	5,152,164
Software – 6.2%
450,661	CCC Intelligent Solutions Holdings, Inc.[1]	5,133,029
50,975	PTC, Inc.[1]	8,918,586
198,175	Tenable Holdings, Inc.[1]	9,127,939
		23,179,554
Technology Hardware — 2.5%
211,650	Ciena Corporation[1]	9,526,366

Shares		Value
Technology — (continued)
Technology Services – 8.3%
1,182,762	Clarivate PLC[1,2,3]	$10,952,376
185,409	Fidelity National Information Services, Inc.	11,137,519
31,558	Morningstar, Inc.	9,033,162
		31,123,057
Total Technology		68,981,141
Utilities — 5.3%
Gas & Water Utilities — 5.3%
80,058	Atmos Energy Corporation	9,278,722
395,381	Nisource, Inc.	10,497,366
Total Utilities		19,776,088
TOTAL COMMON STOCK (Cost $282,836,740)		369,264,438

SHORT-TERM INVESTMENTS — 1.1%
1,953,595	Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.26%[4]	1,953,595
1,953,597	Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%[4]	1,953,597
TOTAL SHORT-TERM INVESTMENTS (Cost $3,907,192)		3,907,192
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES – 99.5% (Cost $286,743,932)		373,171,630

See accompanying notes to financial statements.	CRM Funds
23

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Principal ($)		Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES — 0.2%
REPURCHASE AGREEMENT — 0.2%
757,775	With JP Morgan Securities LLC: at 5.33%, dated 12/29/23, to be repurchased on 1/2/24, repurchase price $758,224 (collateralized by US Treasury Securities, par values ranging from $433 - $330,194, coupon rates ranging from 2.50% to 5.00%, 2/15/29 - 8/15/53; total market value $772,931) (Cost $757,775)	$757,775
TOTAL INVESTMENTS — 99.7% (Cost $287,501,707)		$373,929,405	[5]
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		1,237,185
NET ASSETS — 100.0%		$375,166,590

See accompanying notes to financial statements.	CRM Funds
24

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2023 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$369,264,438	—	—	$369,264,438
Short-Term Investments	3,907,192	—	—	3,907,192
Short-Term Investment Held As Collateral For Loaned Securities	—	$757,775	—	757,775
Total	$373,171,630	$757,775	—	$373,929,405

There were no transfers into or out of Level 3 related to securities held at December 31, 2023.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of December 31, 2023.
[5]

At December 31, 2023, the market value of securities on loan for CRM Mid Cap Value Fund was $707,566. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
25

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK — 97.2%
Consumer Discretionary — 6.8%
Apparel & Textile Products — 2.1%
11,660	Steven Madden Ltd.[1]	$489,720
Home Construction — 1.4%
4,188	Skyline Champion Corporation[1]	311,001
Retail — Discretionary — 3.3%
3,811	Burlington Stores, Inc.[1]	741,163
Total Consumer Discretionary		1,541,884
Consumer Staples — 6.3%
Food — 1.9%
4,039	Lamb Weston Holdings, Inc.	436,576
Household Products — 4.4%
3,292	Estee Lauder Companies, Inc. (The), Class A	481,455
23,438	Kenvue, Inc.[1]	504,620
		986,075
Total Consumer Staples		1,422,651
Energy — 6.0%
Oil & Gas Producers — 3.3%
30,989	Marathon Oil Corporation	748,694
Oil & Gas Services & Equipment — 2.7%
20,798	ChampionX Corporation	607,510
Total Energy		1,356,204
Financials — 17.5%
Asset Management — 2.9%
9,759	Charles Schwab Corporation (The)	$671,419
Banking — 4.8%
16,414	Truist Financial Corporation	606,005
9,397	Webster Financial Corporation	476,992
		1,082,997

Shares		Value
Financials — (continued)
Institutional Financial Services — 3.8%
6,773	Moelis & Company, Class A	$380,168
5,076	Morgan Stanley	473,337
		853,505
Insurance — 6.0%
3,355	Allstate Corporation	469,633
6,703	American International Group, Inc.	454,128
1,273	Everest Group, Ltd.	450,108
		1,373,869
Total Financials		3,981,790
Health Care — 9.3%
Health Care Facilities & Services — 1.8%
872	Humana, Inc.	399,210
Medical Equipment & Devices — 7.5%
2,451	Danaher Corporation	567,014
8,085	LeMaitre Vascular, Inc.	458,905
9,302	QuidelOrtho Corporation[1]	685,558
		1,711,477
Total Health Care		2,110,687
Industrials — 10.1%
Aerospace & Defense — 2.5%
4,141	Woodward, Inc.	563,714
Machinery — 1.2%
2,396	Crane Company[1]	283,063
Transportation & Logistics — 6.4%
6,624	Canadian Pacific Kansas City Ltd.	523,694
11,762	Kirby Corporation[1]	923,082
		1,446,776
Total Industrials		2,293,553

See accompanying notes to financial statements.	CRM Funds
26

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Materials — 13.3%
Chemicals — 6.1%
6,184	Ashland, Inc.	$521,374
1,713	Avery Dennison Corporation	346,300
6,058	Corteva, Inc.	290,299
6,168	Valvoline, Inc.	231,793
		1,389,766
Construction Materials — 7.2%
5,406	Advanced Drainage Systems, Inc.	760,300
7,205	CRH PLC[1,2]	498,298
762	Martin Marietta Materials, Inc.	380,169
		1,638,767
Total Materials		3,028,533
Real Estate — 6.0%
Real Estate Services — 1.6%
3,968	CBRE Group, Inc., Class A1	369,381
REIT — 4.4%
3,544	Sun Communities, Inc.	473,656
8,446	Terreno Realty Corporation	529,311
		1,002,967
Total Real Estate		1,372,348
Technology — 19.8%
Semiconductors — 3.4%
9,397	Intel Corporation	472,199
3,434	Microchip Technology, Inc.	309,678
		781,877
Software – 7.4%
21,733	ACV Auctions, Inc.[1]	329,255
4,518	PTC, Inc.[1]	790,469
11,943	Tenable Holdings, Inc.[1]	550,094
		1,669,818

Shares		Value
Technology — (continued)
Technology Hardware — 2.5%
12,626	Ciena Corporation[1]	$568,296
Technology Services — 6.5%
90,664	Clarivate PLC[1,2]	839,549
10,560	Fidelity National Information Services, Inc.	634,339
		1,473,888
Total Technology		4,493,879
Utilities — 2.1%
Electric Utilities — 2.1%
8,061	NextEra Energy, Inc.	489,625
TOTAL COMMON STOCK (Cost $18,365,528)		22,091,154

SHORT-TERM INVESTMENTS — 2.7%
312,898	Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.26%[3]	312,898
312,898	Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%[3]	312,898
TOTAL SHORT-TERM INVESTMENTS (Cost $625,796)		625,796
TOTAL INVESTMENTS — 99.9% (Cost $18,991,324)		$22,716,950
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		15,223
NET ASSETS — 100.0%		$22,732,173

See accompanying notes to financial statements.	CRM Funds
27

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2023 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$22,091,154	$—	$—	$22,091,154
Short-Term Investments	625,796	—	—	625,796
Total	$22,716,950	$—	$—	$22,716,950

There were no transfers into or out of Level 3 related to securities held at December 31, 2023.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company
[3]	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.	CRM Funds
28

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK — 94.2%
Communications — 2.1%
Internet Media & Services — 2.1%
9,281	Meta Platforms, Inc., Class A1	$3,285,103
Consumer Discretionary — 11.7%
Apparel & Textile Products — 2.9%
107,329	Steven Madden Ltd.[1]	4,507,818
Home Construction — 2.9%
61,837	Skyline Champion Corporation[1]	4,592,016
Leisure Facilities & Services — 1.5%
65,445	BJ’s Restaurants, Inc.[1]	2,356,674
Retail — Discretionary — 4.4%
26,499	Burlington Stores, Inc.[1]	5,153,525
5,706	RH1	1,663,185
		6,816,710
Total Consumer Discretionary		18,273,218
Consumer Staples — 4.6%
Beverages — 2.5%
1,968,811	Becle SAB de CV	3,855,253
Food — 1.1%
16,495	Lamb Weston Holdings, Inc.	1,782,945
Household Products — 1.0%
10,976	Estee Lauder Companies, Inc. (The), Class A	1,605,240
Total Consumer Staples		7,243,438
Energy — 3.2%
Oil & Gas Producers — 3.2%
92,309	Marathon Oil Corporation	2,230,185
47,640	Matador Resources Company	2,708,810
Total Energy		4,938,995
Financials — 9.0%
Institutional Financial Services — 2.3%
20,815	Evercore Partners, Inc., Class A	3,560,406

Shares		Value
Financials — (continued)
Insurance — 3.7%
22,494	Allstate Corporation	$3,148,710
7,469	Everest Group Ltd.	2,640,889
		5,789,599
Specialty Finance — 3.0%
71,759	First American Financial Corporation	4,624,150
Total Financials		13,974,155
Health Care — 4.0%
Health Care Facilities & Services — 1.4%
4,707	Humana, Inc.	2,154,912
Medical Equipment & Devices — 2.6%
17,854	Danaher Corporation	4,130,344
Total Health Care		6,285,256
Industrials — 31.2%
Aerospace & Defense — 2.2%
24,621	Woodward, Inc.	3,351,657
Commercial Support Services — 3.1%
27,659	Clean Harbors, Inc.[1]	4,826,772
Diversified Industrials — 3.0%
37,100	General Electric Company	4,735,073
Electrical Equipment — 5.5%
233,009	Hayward Holdings, Inc.[1]	3,168,922
31,350	Itron, Inc.[1]	2,367,238
89,182	Vontier Corporation[1]	3,081,238
		8,617,398
Engineering & Construction — 5.9%
111,549	Arcosa, Inc.	9,218,409
Transportation & Logistics — 11.5%
82,654	Canadian Pacific Kansas City Ltd.	6,534,625
32,493	Hub Group, Inc., Class A1	2,987,406
65,898	Kirby Corporation[1]	5,171,675

See accompanying notes to financial statements.	CRM Funds
29

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Industrials — (continued)
Transportation & Logistics — (continued)
13,142	Union Pacific Corporation	$3,227,938
		17,921,644
Total Industrials		48,670,953
Materials — 6.3%
Chemicals — 2.5%
28,405	Ashland, Inc.	2,394,826
7,623	Avery Dennison Corporation	1,541,066
		3,935,892
Construction Materials — 3.8%
19,335	Advanced Drainage Systems, Inc.	2,719,274
6,309	Martin Marietta Materials, Inc.	3,147,623
		5,866,897
Total Materials		9,802,789
Real Estate — 3.0%
REIT — 3.0%
17,257	Digital Realty Trust, Inc.	2,322,447
16,998	Sun Communities, Inc.	2,271,783
Total Real Estate		4,594,230
Technology — 14.1%
Semiconductors — 2.4%
25,798	QUALCOMM, Inc.	3,731,165
Software — 7.7%
169,978	ACV Auctions, Inc.[1]	2,575,167
125,470	Jamf Holding Corporation[1]	2,265,988
32,819	PTC, Inc.[1]	5,742,012
3,580	Tyler Technologies, Inc.[1]	1,496,870
		12,080,037

Shares		Value
Technology — (continued)
Technology Services - 4.0%
51,866	Fidelity National Information Services, Inc.	$3,115,591
7,192	MasterCard, Inc., Class A	3,067,460
		6,183,051
Total Technology		21,994,253
Utilities — 5.0%
Electric Utilities — 2.9%
74,631	NextEra Energy, Inc.	4,533,087
Gas & Water Utilities — 2.1%
28,322	Atmos Energy Corporation	3,282,520
Total Utilities		7,815,607
TOTAL COMMON STOCK (Cost $119,481,577)		146,877,997
EXCHANGE-TRADED FUND — 1.6%
EQUITY — 1.6%
27,327	SPDR S&P Biotech ETF[2,3] (Cost $2,337,557)	2,440,028

SHORT-TERM INVESTMENTS — 5.3%
4,116,335	Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.26%[4]	4,116,335
4,116,335	Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%[4]	4,116,335
TOTAL SHORT-TERM INVESTMENTS (Cost $8,232,670)		8,232,670
TOTAL INVESTMENTS IN SECURITIES – 101.1% (Cost $130,051,804)		157,550,695

See accompanying notes to financial statements.	CRM Funds
30

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
COMMON STOCK SOLD SHORT — (36.2)%
Communications — (2.4)%
Advertising & Marketing — (1.5)%
(26,864)	Omnicom Group, Inc.	$(2,324,005)
Entertainment Content — (0.2)%
(19,962)	Paramount Global, Class B	(295,238)
Telecommunications — (0.7)%
(67,012)	AT&T, Inc.	(1,124,461)
Total Communications		(3,743,704)
Consumer Discretionary — (6.0)%
Automotive – (0.1)%
(187,138)	Canoo, Inc.	(48,132)
Consumer Services — (1.8)%
(162,344)	Perdoceo Education Corporation	(2,850,761)
Leisure Facilities & Services — (1.0)%
(19,618)	Dutch Bros, Inc.	(621,302)
(7,353)	Hyatt Hotels Corporation, Class A	(958,905)
		(1,580,207)
Retail — Discretionary - (3.1)%
(6,275)	Abercrombie & Fitch Company, Class A	(553,581)
(29,173)	Bath & Body Works, Inc.	(1,259,107)
(12,138)	Caleres, Inc.	(373,001)
(20,823)	Children’s Place, Inc. (The)	(483,510)
(75,856)	EVgo, Inc.	(271,564)
(34,320)	Kohl’s Corporation	(984,298)
(21,240)	Lovesac Company (The)	(542,682)
(2,895)	Pandora A/S	(400,132)
		(4,867,875)
Total Consumer Discretionary		(9,346,975)
Consumer Staples — (3.0)%
Food — (0.3)%
(38,789)	WK Kellogg Company	(509,687)

Shares		Value
Consumer Staples — (continued)
Retail — Consumer Staples - (2.7)%
(43,840)	Kroger Company (The)	$(2,003,926)
(46,143)	Sprouts Farmers Market, Inc.	(2,219,940)
		(4,223,866)
Total Consumer Staples		(4,733,553)
Energy — (1.3)%
Renewable Energy — (1.3)%
(11,214)	EnerSys	(1,132,165)
(38,267)	Fluence Energy, Inc., Class A	(912,668)
Total Energy		(2,044,833)
Financials — (3.1)%
Banking — (0.7)%
(22,130)	Bank OZK	(1,102,738)
Insurance — (0.6)%
(31,385)	Trupanion, Inc.	(957,556)
Specialty Finance — (1.8)%
(26,360)	Arbor Realty Trust, Inc.	(400,145)
(22,324)	Blackstone Mortgage Trust, Inc., Class A	(474,831)
(7,535)	Capital One Financial Corporation	(987,989)
(1,609)	Credit Acceptance Corporation	(857,163)
		(2,720,128)
Total Financials		(4,780,422)
Health Care — (0.5)%
Health Care Facilities & Services — (0.5)%
(7,375)	Ensign Group, Inc. (The)	(827,549)
Industrials — (13.4)%
Aerospace & Defense — (0.6)%
(23,792)	Bombardier, Inc.	(955,472)
Diversified Industrials — (0.6)%
(12,952)	Pentair PLC[5]	(941,740)

See accompanying notes to financial statements.	CRM Funds
31

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Shares		Value
Industrials — (continued)
Electrical Equipment — (6.0)%
(10,866)	Acuity Brands, Inc.	$(2,225,683)
(7,988)	Advanced Energy Industries, Inc.	(870,053)
(20,412)	Blink Charging Company	(69,197)
(64,543)	Bloom Energy Corporation, Class A	(955,236)
(21,760)	Carrier Global Corporation	(1,250,112)
(84,861)	ChargePoint Holdings, Inc.	(198,575)
(9,845)	Generac Holdings, Inc.	(1,272,368)
(15,937)	nVent Electric PLC[5]	(941,717)
(44,737)	Signify	(1,497,489)
		(9,280,430)
Industrial Intermediate Products — (1.5)%
(84,127)	Hillman Solutions Corporation	(774,810)
(32,942)	Mueller Industries, Inc.	(1,553,215)
		(2,328,025)
Industrial Support Services — (1.7)%
(80,675)	Resideo Technologies, Inc.	(1,518,304)
(2,089)	United Rentals, Inc.	(1,197,874)
		(2,716,178)
Machinery — (1.0)%
(15,816)	Franklin Electric Company, Inc.	(1,528,616)
Transportation & Logistics — (1.0)%
(1,852)	Old Dominion Freight Line, Inc.	(750,671)
(1,805)	Saia, Inc.	(790,987)
		(1,541,658)
Transportation Equipment — (1.0)%
(12,912)	Wabtec Corporation	(1,638,533)
Total Industrials		(20,930,652)

Shares		Value
Materials — (0.5)%
Metals & Mining — (0.5)%
(3,933)	Encore Wire Corporation	$(840,089)
Real Estate — (0.6)%
Real Estate Services — (0.6)%
(59,502)	eXp World Holdings, Inc.	(923,471)
Technology — (4.9)%
Semiconductors — (0.9)%
(27,046)	Kulicke & Soffa Industries, Inc.	(1,479,957)
Software — (1.0)%
(7,584)	Qualys, Inc.	(1,488,588)
Technology Hardware — (0.5)%
(14,597)	Cisco Systems, Inc.	(737,440)
Technology Services — (2.5)%
(50,376)	DXC Technology Company	(1,152,099)
(16,633)	International Business Machines Corporation	(2,720,327)
		(3,872,426)
Total Technology		(7,578,411)
Utilities — (0.5)%
Electric Utilities — (0.5)%
(21,629)	Avangrid, Inc.	(700,996)
TOTAL COMMON STOCK SOLD SHORT — (Proceeds - $55,652,758)		$(56,450,655)
OTHER ASSETS IN EXCESS OF LIABILITIES — 35.1%		54,791,929
NET ASSETS — 100.0%		$155,891,969

See accompanying notes to financial statements.	CRM Funds
32

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2 in Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Assets: Investments in Securities: Common Stock	$146,877,997	—	—	$146,877,997
Exchange-Traded Fund	2,440,028	—	—	2,440,028
Short-Term Investments	8,232,670	—	—	8,232,670
Total Assets – Investments in Securities	$157,550,695	—	—	$157,550,695
Other Financial Instruments:*Total Return Swap Agreements
— Equity Contracts	—	$1,668,996	—	$1,668,996
Total Assets – Other Financial Instruments	—	$1,668,996	—	$1,668,996

Liabilities: Investments in Securities: Common Stock Sold Short	$(56,450,655)	—		$(56,450,655)
Total Liabilities – Investments in Securities	$(56,450,655)	—	—	$(56,450,655)
Other Financial Instruments:*Total Return Swap Agreements
— Equity Contracts	—	$(342,724)	—	$(342,724)
Total Liabilities – Other Financial Instruments	—	$(342,724)	—	$(342,724)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at December 31, 2023.

[1]	Non-income producing security.
[2]	SPDR – Standard & Poor’s Depositary Receipt
[3]	ETF – Exchange-Traded Fund
[4]	Rate disclosed is the seven day effective yield as of December 31, 2023.
[5]	PLC – Public Limited Company

See accompanying notes to financial statements.	CRM Funds
33

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2023:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	5.98% (Fed Funds Rate + 0.65%)	3/25/2024	$3,388,190	Eagle Materials, Inc.	$1,655,858	$—	$1,655,858
Morgan Stanley	5.98% (Fed Funds Rate + 0.65%)	3/25/2024	5,986,979	Microsoft Corporation	6,177	—	6,177
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(612,931)	Morgan Stanley Custom Swap (MSCMS933) Index(3)	(24,777)	—	(24,777)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(608,822)	Morgan Stanley Custom Swap (MSCMS934) Index(3)	(38,763)	—	(38,763)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(612,664)	Morgan Stanley Custom Swap (MSCMS935) Index(3)	(37,062)	—	(37,062)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(615,138)	Morgan Stanley Custom Swap (MSCMS936) Index(3)	(27,867)	—	(27,867)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(612,925)	Morgan Stanley Custom Swap (MSCMS937) Index(3)	(34,575)	—	(34,575)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(623,021)	Morgan Stanley Custom Swap (MSCMS938) Index(3)	(36,756)	—	(36,756)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(613,849)	Morgan Stanley Custom Swap (MSCMS939) Index(3)	(22,603)	—	(22,603)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(611,736)	Morgan Stanley Custom Swap (MSCMS940) Index(3)	(28,517)	—	(28,517)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(610,761)	Morgan Stanley Custom Swap (MSCMS941) Index(3)	(27,649)	—	(27,649)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(624,811)	Morgan Stanley Custom Swap (MSCMS942) Index(3)	(22,948)	—	(22,948)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(622,114)	Morgan Stanley Custom Swap (MSCMS943) Index(3)	4,856	—	4,856
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(619,232)	Morgan Stanley Custom Swap (MSCMS944) Index(3)	(941)	—	(941)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(623,373)	Morgan Stanley Custom Swap (MSCMS945) Index(3)	(8,449)	—	(8,449)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(621,919)	Morgan Stanley Custom Swap (MSCMS946) Index(3)	(6,869)	—	(6,869)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(629,186)	Morgan Stanley Custom Swap (MSCMS947) Index(3)	(13,214)	—	(13,214)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(623,254)	Morgan Stanley Custom Swap (MSCMS948) Index(3)	(5,479)	—	(5,479)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(626,343)	Morgan Stanley Custom Swap (MSCMS949) Index(3)	(10)	—	(10)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(628,165)	Morgan Stanley Custom Swap (MSCMS950) Index(3)	(5,732)	—	(5,732)
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(630,172)	Morgan Stanley Custom Swap (MSCMS951) Index(3)	2,105	—	2,105
Morgan Stanley	4.88% (Fed Funds Rate - 0.45%)	7/31/2024	(623,809)	Morgan Stanley Custom Swap (MSCMS952) Index(3)	(513)	—	(513)
				Total Unrealized Appreciation			$1,668,996
				Total Unrealized (Depreciation)			$(342,724)
				Total	$1,326,272	$—	$1,326,272

See accompanying notes to financial statements.	CRM Funds
34

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2023 (continued):

(1)	Paid monthly.
(2)

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed -upon floating rate financing rate.

(3)	See the tables below for the swap constituents.

See accompanying notes to financial statements.	CRM Funds
35

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS933) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
ON Semiconductor Corporation	865	$72,218	11.32%
Marvell Technology, Inc.	1,107	66,738	10.47%
Ecolab, Inc.	322	63,800	10.00%
Kroger Company (The)	1,393	63,676	9.98%
General Mills, Inc.	969	63,104	9.90%
Sysco Corporation	855	62,490	9.80%
PepsiCo, Inc.	366	62,238	9.76%
Constellation Brands, Inc.	256	61,993	9.72%
Hershey Company (The)	328	61,184	9.59%
Church & Dwight Company, Inc.	638	60,349	9.46%
		$637,790	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS934) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Extra Space Storage, Inc.	89	$14,337	2.21%
CVS Health Corporation	175	13,855	2.14%
Ford Motor Company	1,136	13,844	2.14%
Caterpillar, Inc.	47	13,837	2.14%
Canadian Imperial Bank of Commerce	287	13,805	2.13%
Blackstone, Inc.	105	13,765	2.13%
Prologis, Inc.	102	13,544	2.09%
General Motors Company	371	13,338	2.06%
Costco Wholesale Corporation	20	13,302	2.05%
Sherwin-Williams Company (The)	43	13,274	2.05%
Rockwell Automation, Inc.	43	13,254	2.05%
Mettler-Toledo International, Inc.	11	13,196	2.04%
Lululemon Athletica, Inc.	26	13,166	2.03%
Home Depot, Inc. (The)	38	13,028	2.01%
Steris Corporation	59	12,980	2.00%
Emerson Electric Company	133	12,977	2.00%
Cintas Corporation	22	12,972	2.00%
Agilent Technologies, Inc.	93	12,971	2.00%
Restaurant Brands International, Inc.	166	12,931	2.00%

See accompanying notes to financial statements.	CRM Funds
36

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
HCA Healthcare, Inc.	48	$12,888	1.99%
CDW Corporation	57	12,850	1.98%
Cognizant Technology Solutions Corporation	170	12,815	1.98%
Fastenal Company	198	12,796	1.98%
Cummins, Inc.	53	12,720	1.96%
Amgen, Inc.	44	12,702	1.96%
Target Corporation	89	12,697	1.96%
Westinghouse Air Brake Technologies Corporation	100	12,694	1.96%
Moody’s Corporation	32	12,647	1.95%
Realty Income Corporation	220	12,636	1.95%
PACCAR, Inc.	129	12,592	1.94%
Eaton Corporation PLC	52	12,556	1.94%
General Dynamics Corporation	48	12,496	1.93%
Ulta Beauty, Inc.	25	12,473	1.93%
McDonald’s Corporation	42	12,459	1.92%
W. W. Grainger, Inc.	15	12,391	1.91%
Tractor Supply Company	57	12,299	1.90%
Allstate Corporation (The)	87	12,216	1.89%
United Parcel Service - Class B	78	12,196	1.88%
Dollar General Corporation	89	12,128	1.87%
Apple, Inc.	63	12,097	1.87%
AT&T, Inc.	717	12,030	1.86%
West Company, Inc.	34	12,027	1.86%
Automatic Data Processing, Inc.	52	12,017	1.86%
Old Dominion Freight Line, Inc.	30	12,004	1.85%
Pfizer, Inc.	416	11,966	1.85%
LyondellBasell Industries N.V. - Class A	126	11,963	1.85%
Progress Software Corporation	74	11,780	1.82%
O’Reilly Automotive, Inc.	12	11,643	1.80%
Starbucks Corporation	121	11,629	1.80%
Motorola Solutions, Inc.	37	11,564	1.79%
Cardinal Health, Inc.	112	11,303	1.74%
		$647,650	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS935) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Extra Space Storage, Inc.	88	$14,105	2.17%
Caterpillar, Inc.	47	13,996	2.15%

See accompanying notes to financial statements.	CRM Funds
37

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
CVS Health Corporation	176	$13,904	2.14%
Canadian Imperial Bank of Commerce	287	13,805	2.12%
Capital One Financial Corporation	105	13,756	2.12%
Ford Motor Company	1,127	13,738	2.11%
Blackstone, Inc.	104	13,664	2.10%
Rockwell Automation, Inc.	43	13,395	2.06%
Lululemon Athletica, Inc.	26	13,381	2.06%
Sherwin-Williams Company (The)	43	13,363	2.06%
Prologis, Inc.	100	13,359	2.06%
Costco Wholesale Corporation	20	13,287	2.05%
Mettler-Toledo International, Inc.	11	13,263	2.04%
Emerson Electric Company	136	13,201	2.03%
General Motors Company	365	13,098	2.02%
Cintas Corporation	22	13,093	2.02%
Agilent Technologies, Inc.	94	13,009	2.00%
Home Depot, Inc. (The)	37	12,897	1.99%
CDW Corporation	57	12,894	1.98%
Restaurant Brands International, Inc.	165	12,869	1.98%
Target Corporation	90	12,844	1.98%
Fastenal Company	198	12,810	1.97%
Cognizant Technology Solutions Corporation	169	12,799	1.97%
Westinghouse Air Brake Technologies Corporation	101	12,758	1.96%
Amgen, Inc.	44	12,744	1.96%
Eaton Corporation PLC	53	12,726	1.96%
HCA Healthcare, Inc.	47	12,694	1.95%
Moody’s Corporation	32	12,595	1.94%
PACCAR, Inc.	129	12,565	1.93%
Cummins, Inc.	52	12,497	1.92%
McDonald’s Corporation	42	12,496	1.92%
W. W. Grainger, Inc.	15	12,469	1.92%
Realty Income Corporation	217	12,469	1.92%
General Dynamics Corporation	48	12,416	1.91%
Kroger Company (The)	270	12,340	1.90%
Apple, Inc.	64	12,256	1.89%
Tractor Supply Company	57	12,231	1.88%
LyondellBasell Industries N.V. - Class A	128	12,186	1.88%
Allstate Corporation (The)	87	12,175	1.87%
United Parcel Service - Class B	77	12,160	1.87%
Dollar General Corporation	89	12,159	1.87%
AT&T, Inc.	724	12,146	1.87%
Ulta Beauty, Inc.	25	12,139	1.87%
Old Dominion Freight Line, Inc.	30	12,102	1.86%
West Company, Inc.	34	12,101	1.86%

See accompanying notes to financial statements.	CRM Funds
38

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Automatic Data Processing, Inc.	52	$12,079	1.86%
Starbucks Corporation	124	11,862	1.83%
Pfizer, Inc.	412	11,857	1.82%
Progress Software Corporation	74	11,754	1.81%
Motorola Solutions, Inc.	37	11,665	1.80%
O’Reilly Automotive, Inc.	12	11,652	1.79%
		$649,823	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS936) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Marvell Technology, Inc.	1,100	$66,333	10.32%
ON Semiconductor Corporation	771	64,443	10.02%
Home Depot, Inc. (The)	172	59,737	9.29%
Ecolab, Inc.	293	58,214	9.05%
Kroger Company (The)	1,253	57,267	8.91%
Constellation Brands, Inc.	236	56,963	8.86%
Church & Dwight Company, Inc.	596	56,402	8.77%
PepsiCo, Inc.	332	56,395	8.77%
General Mills, Inc.	864	56,299	8.75%
Sysco Corporation	762	55,703	8.66%
Hershey Company (The)	297	55,322	8.60%
		$643,078	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS937) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Extra Space Storage, Inc.	91	$14,636	2.26%
Blackstone, Inc.	111	14,564	2.25%
Caterpillar, Inc.	49	14,406	2.22%
Capital One Financial Corporation	110	14,373	2.22%
Canadian Imperial Bank of Commerce	294	14,140	2.18%
Prologis, Inc.	105	13,964	2.16%
Rockwell Automation, Inc.	45	13,923	2.15%
Discover Financial Services	124	13,920	2.15%

See accompanying notes to financial statements.	CRM Funds
39

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Lululemon Athletica, Inc.	27	$13,842	2.14%
Emerson Electric Company	142	13,841	2.14%
Mettler-Toledo International, Inc.	11	13,837	2.14%
Cintas Corporation	23	13,642	2.11%
Sherwin-Williams Company (The)	43	13,567	2.09%
Old Dominion Freight Line, Inc.	33	13,556	2.09%
Costco Wholesale Corporation	21	13,552	2.09%
CDW Corporation	60	13,526	2.09%
Agilent Technologies, Inc.	97	13,451	2.08%
Cognizant Technology Solutions Corporation	178	13,434	2.07%
CVS Health Corporation	170	13,398	2.07%
Westinghouse Air Brake Technologies Corporation	105	13,379	2.07%
HCA Healthcare, Inc.	49	13,375	2.06%
Amgen, Inc.	46	13,336	2.06%
Target Corporation	94	13,317	2.06%
Restaurant Brands International, Inc.	170	13,284	2.05%
Home Depot, Inc. (The)	38	13,253	2.05%
Eaton Corporation PLC	55	13,235	2.04%
Realty Income Corporation	228	13,089	2.02%
Moody’s Corporation	33	13,044	2.01%
Fastenal Company	201	13,001	2.01%
Cummins, Inc.	54	12,954	2.00%
McDonald’s Corporation	43	12,891	1.99%
W. W. Grainger, Inc.	16	12,878	1.99%
PACCAR, Inc.	132	12,857	1.98%
General Dynamics Corporation	49	12,854	1.98%
LyondellBasell Industries N.V. - Class A	135	12,829	1.98%
West Company, Inc.	36	12,806	1.98%
Tractor Supply Company	60	12,803	1.98%
Dollar General Corporation	93	12,661	1.95%
United Parcel Service - Class B	80	12,627	1.95%
Allstate Corporation (The)	90	12,606	1.95%
Automatic Data Processing, Inc.	54	12,505	1.93%
Apple, Inc.	65	12,485	1.93%
Pfizer, Inc.	433	12,471	1.92%
Ulta Beauty, Inc.	25	12,357	1.91%
AT&T, Inc.	736	12,354	1.91%
Starbucks Corporation	129	12,342	1.91%
Progress Software Corporation	77	12,301	1.90%
Motorola Solutions, Inc.	39	12,109	1.87%
O’Reilly Automotive, Inc.	13	12,027	1.86%
		$647,602	100.00%

See accompanying notes to financial statements.	CRM Funds
40

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS938) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Extra Space Storage, Inc.	91	$14,596	2.21%
Blackstone, Inc.	110	14,352	2.18%
Caterpillar, Inc.	48	14,337	2.17%
Capital One Financial Corporation	108	14,185	2.15%
Canadian Imperial Bank of Commerce	293	14,089	2.14%
Prologis, Inc.	105	13,988	2.12%
Rockwell Automation, Inc.	45	13,946	2.11%
Mettler-Toledo International, Inc.	11	13,764	2.09%
Lululemon Athletica, Inc.	27	13,734	2.08%
Discover Financial Services	122	13,710	2.08%
Emerson Electric Company	141	13,693	2.08%
Steris Corporation	62	13,586	2.06%
Cintas Corporation	23	13,584	2.06%
Old Dominion Freight Line, Inc.	33	13,492	2.05%
Agilent Technologies, Inc.	97	13,486	2.04%
Costco Wholesale Corporation	20	13,486	2.04%
Restaurant Brands International, Inc.	172	13,409	2.03%
Cognizant Technology Solutions Corporation	177	13,388	2.03%
Sherwin-Williams Company (The)	43	13,352	2.02%
CDW Corporation	59	13,347	2.02%
Westinghouse Air Brake Technologies Corporation	105	13,326	2.02%
CVS Health Corporation	169	13,317	2.02%
HCA Healthcare, Inc.	49	13,304	2.02%
Home Depot, Inc. (The)	38	13,262	2.01%
Amgen, Inc.	46	13,251	2.01%
Eaton Corporation PLC	55	13,188	2.00%
Target Corporation	92	13,150	1.99%
Realty Income Corporation	228	13,105	1.99%
Moody’s Corporation	33	13,083	1.98%
Fastenal Company	200	12,964	1.97%
Cummins, Inc.	54	12,960	1.96%
McDonald’s Corporation	44	12,905	1.96%
General Dynamics Corporation	50	12,888	1.95%
West Company, Inc.	37	12,882	1.95%
LyondellBasell Industries N.V. - Class A	135	12,875	1.95%
Tractor Supply Company	60	12,839	1.95%
Dollar General Corporation	94	12,826	1.94%
W. W. Grainger, Inc.	15	12,811	1.94%

See accompanying notes to financial statements.	CRM Funds
41

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
PACCAR, Inc.	131	$12,760	1.93%
Automatic Data Processing, Inc.	54	12,644	1.92%
Allstate Corporation (The)	90	12,568	1.91%
Pfizer, Inc.	436	12,552	1.90%
United Parcel Service - Class B	80	12,540	1.90%
Ulta Beauty, Inc.	25	12,486	1.89%
O’Reilly Automotive, Inc.	13	12,434	1.88%
Starbucks Corporation	129	12,426	1.88%
Apple, Inc.	64	12,370	1.87%
Progress Software Corporation	77	12,294	1.86%
AT&T, Inc.	730	12,256	1.86%
Motorola Solutions, Inc.	39	12,086	1.83%
		$659,876	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS939) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Marvell Technology, Inc.	1,052	$63,423	9.96%
ON Semiconductor Corporation	730	61,006	9.58%
Discover Financial Services	538	60,508	9.51%
Ecolab, Inc.	289	57,412	9.02%
Constellation Brands, Inc.	237	57,343	9.01%
Kroger Company (The)	1,247	57,019	8.96%
PepsiCo, Inc.	336	57,005	8.96%
Church & Dwight Company, Inc.	598	56,578	8.89%
Hershey Company (The)	299	55,819	8.77%
General Mills, Inc.	849	55,329	8.69%
Sysco Corporation	753	55,082	8.65%
		$636,524	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS940) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Extra Space Storage, Inc.	90	$14,498	2.26%
Blackstone, Inc.	111	14,472	2.26%

See accompanying notes to financial statements.	CRM Funds
42

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Caterpillar, Inc.	48	$14,153	2.21%
Rockwell Automation, Inc.	45	13,860	2.16%
Marvell Technology, Inc.	229	13,826	2.16%
Capital One Financial Corporation	105	13,784	2.15%
Prologis, Inc.	102	13,647	2.13%
Mettler-Toledo International, Inc.	11	13,618	2.13%
Emerson Electric Company	139	13,549	2.12%
Restaurant Brands International, Inc.	173	13,497	2.11%
Dollar General Corporation	99	13,496	2.11%
Agilent Technologies, Inc.	97	13,464	2.10%
Cintas Corporation	22	13,451	2.10%
CVS Health Corporation	169	13,370	2.09%
Old Dominion Freight Line, Inc.	33	13,362	2.09%
General Motors Company	372	13,360	2.09%
Sherwin-Williams Company (The)	43	13,358	2.09%
Westinghouse Air Brake Technologies Corporation	105	13,297	2.08%
Amgen, Inc.	46	13,219	2.06%
Costco Wholesale Corporation	20	13,215	2.06%
Realty Income Corporation	230	13,186	2.06%
CDW Corporation	58	13,161	2.06%
Cognizant Technology Solutions Corporation	174	13,161	2.05%
ON Semiconductor Corporation	157	13,139	2.05%
Home Depot, Inc. (The)	38	13,063	2.04%
Target Corporation	91	13,007	2.03%
J.B. Hunt Transport Services, Inc.	65	12,948	2.02%
Moody’s Corporation	33	12,919	2.02%
General Dynamics Corporation	49	12,848	2.01%
Eaton Corporation PLC	53	12,817	2.00%
LyondellBasell Industries N.V. - Class A	135	12,810	2.00%
McDonald’s Corporation	43	12,808	2.00%
Fastenal Company	197	12,770	1.99%
Cummins, Inc.	53	12,715	1.99%
Lululemon Athletica, Inc.	25	12,702	1.98%
Ulta Beauty, Inc.	26	12,680	1.98%
W. W. Grainger, Inc.	15	12,662	1.98%
AT&T, Inc.	751	12,610	1.97%
United Parcel Service - Class B	80	12,606	1.97%
Pfizer, Inc.	436	12,555	1.96%
Automatic Data Processing, Inc.	54	12,473	1.95%
PACCAR, Inc.	128	12,454	1.94%
Apple, Inc.	65	12,448	1.94%
Tractor Supply Company	58	12,430	1.94%
O’Reilly Automotive, Inc.	13	12,290	1.92%

See accompanying notes to financial statements.	CRM Funds
43

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Starbucks Corporation	127	$12,221	1.91%
Allstate Corporation (The)	87	12,220	1.91%
Progress Software Corporation	76	12,173	1.90%
Motorola Solutions, Inc.	38	11,980	1.87%
		$640,352	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS941) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Blackstone, Inc.	120	$15,720	2.46%
Extra Space Storage, Inc.	98	15,675	2.46%
Caterpillar, Inc.	52	15,374	2.41%
Dollar General Corporation	110	14,900	2.33%
Rockwell Automation, Inc.	48	14,877	2.33%
Ford Motor Company	1,218	14,848	2.33%
Prologis, Inc.	111	14,844	2.33%
Steris Corporation	67	14,825	2.32%
Capital One Financial Corporation	113	14,817	2.32%
Agilent Technologies, Inc.	106	14,674	2.30%
Emerson Electric Company	150	14,629	2.29%
General Motors Company	407	14,610	2.29%
CVS Health Corporation	185	14,585	2.28%
Cintas Corporation	24	14,512	2.27%
Restaurant Brands International, Inc.	185	14,432	2.26%
Old Dominion Freight Line, Inc.	36	14,414	2.26%
Westinghouse Air Brake Technologies Corporation	113	14,387	2.25%
Sherwin-Williams Company (The)	46	14,381	2.25%
Realty Income Corporation	250	14,327	2.24%
Amgen, Inc.	50	14,289	2.24%
Target Corporation	100	14,271	2.24%
Costco Wholesale Corporation	22	14,254	2.23%
Home Depot, Inc. (The)	41	14,138	2.21%
LyondellBasell Industries N.V. - Class A	148	14,105	2.21%
J.B. Hunt Transport Services, Inc.	70	14,069	2.20%
HCA Healthcare, Inc.	52	13,990	2.19%
Moody’s Corporation	36	13,950	2.19%
General Dynamics Corporation	54	13,941	2.18%
Cummins, Inc.	58	13,877	2.17%
McDonald’s Corporation	47	13,831	2.17%

See accompanying notes to financial statements.	CRM Funds
44

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Eaton Corporation PLC	57	$13,810	2.16%
Lululemon Athletica, Inc.	27	13,800	2.16%
Fastenal Company	213	13,783	2.16%
United Parcel Service - Class B	87	13,756	2.15%
W. W. Grainger, Inc.	17	13,719	2.15%
Pfizer, Inc.	476	13,693	2.15%
PACCAR, Inc.	139	13,596	2.13%
Tractor Supply Company	63	13,576	2.13%
Ulta Beauty, Inc.	28	13,510	2.12%
Apple, Inc.	70	13,441	2.11%
Automatic Data Processing, Inc.	57	13,380	2.10%
Starbucks Corporation	138	13,297	2.08%
O’Reilly Automotive, Inc.	14	13,276	2.08%
Allstate Corporation (The)	94	13,181	2.06%
Progress Software Corporation	82	13,112	2.05%
		$638,476	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS942) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Discover Financial Services	1,459	$164,043	25.32%
Marvell Technology, Inc.	2,699	162,793	25.13%
Capital One Financial Corporation	1,235	161,869	24.99%
ON Semiconductor Corporation	1,905	159,130	24.56%
		$647,835	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS943) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Ford Motor Company	17,196	$209,625	33.96%
General Motors Company	5,731	205,842	33.34%
Apple, Inc.	1,049	201,882	32.70%
		$617,349	100.00%

See accompanying notes to financial statements.	CRM Funds
45

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS944) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Ford Motor Company	17,235	$210,097	33.87%
General Motors Company	5,798	208,268	33.58%
Apple, Inc.	1,049	201,882	32.55%
		$620,247	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS945) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Dollar General Corporation	110	$14,909	2.36%
Cintas Corporation	25	14,862	2.35%
Pfizer, Inc.	511	14,711	2.33%
CVS Health Corporation	185	14,580	2.31%
Amgen, Inc.	50	14,456	2.29%
Walgreens Boots Alliance, Inc.	554	14,452	2.29%
Restaurant Brands International, Inc.	184	14,344	2.27%
Caterpillar, Inc.	48	14,309	2.26%
Westinghouse Air Brake Technologies Corporation	113	14,303	2.26%
Target Corporation	100	14,299	2.26%
Old Dominion Freight Line, Inc.	35	14,258	2.26%
General Dynamics Corporation	55	14,198	2.25%
Iron Mountain, Inc.	202	14,163	2.24%
Mettler-Toledo International, Inc.	12	14,153	2.24%
Ford Motor Company	1,159	14,128	2.24%
McDonald’s Corporation	48	14,126	2.24%
Progress Software Corporation	89	14,117	2.23%
PACCAR, Inc.	144	14,101	2.23%
AT&T, Inc.	840	14,095	2.23%
Lululemon Athletica, Inc.	28	14,093	2.23%
Rockwell Automation, Inc.	45	14,061	2.22%
CDW Corporation	62	14,051	2.22%
Eaton Corporation PLC	58	14,042	2.22%
General Motors Company	390	14,014	2.22%
Emerson Electric Company	144	14,011	2.22%
Sherwin-Williams Company (The)	45	13,985	2.21%

See accompanying notes to financial statements.	CRM Funds
46

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Agilent Technologies, Inc.	101	$13,977	2.21%
Allstate Corporation (The)	100	13,949	2.21%
J.B. Hunt Transport Services, Inc.	70	13,916	2.20%
Ulta Beauty, Inc.	28	13,869	2.19%
Fastenal Company	214	13,857	2.19%
Moody’s Corporation	35	13,811	2.19%
Tractor Supply Company	64	13,781	2.18%
LyondellBasell Industries N.V. - Class A	145	13,766	2.18%
Cognizant Technology Solutions Corporation	182	13,759	2.18%
W. W. Grainger, Inc.	17	13,753	2.18%
Starbucks Corporation	143	13,748	2.18%
Motorola Solutions, Inc.	44	13,745	2.17%
Automatic Data Processing, Inc.	59	13,716	2.17%
O’Reilly Automotive, Inc.	14	13,682	2.17%
Cummins, Inc.	57	13,668	2.16%
Home Depot, Inc. (The)	39	13,659	2.16%
Darden Restaurants, Inc.	83	13,589	2.15%
United Parcel Service - Class B	86	13,455	2.13%
Costco Wholesale Corporation	20	13,397	2.12%
		$631,918	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS946) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Cintas Corporation	23	$13,994	2.23%
Dollar General Corporation	100	13,604	2.16%
CVS Health Corporation	171	13,471	2.14%
Amgen, Inc.	47	13,458	2.14%
Canadian Imperial Bank of Commerce	279	13,443	2.14%
General Dynamics Corporation	51	13,307	2.12%
Pfizer, Inc.	462	13,302	2.12%
Blackstone, Inc.	101	13,277	2.11%
Target Corporation	93	13,275	2.11%
McDonald’s Corporation	45	13,269	2.11%
Iron Mountain, Inc.	189	13,247	2.11%
Emerson Electric Company	136	13,226	2.10%
Restaurant Brands International, Inc.	169	13,220	2.10%
Sherwin-Williams Company (The)	42	13,209	2.10%
CDW Corporation	58	13,206	2.10%

See accompanying notes to financial statements.	CRM Funds
47

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Allstate Corporation (The)	94	$13,173	2.09%
Eaton Corporation PLC	55	13,156	2.09%
Old Dominion Freight Line, Inc.	32	13,149	2.09%
AT&T, Inc.	783	13,144	2.09%
Progress Software Corporation	83	13,142	2.09%
Mettler-Toledo International, Inc.	11	13,132	2.09%
Caterpillar, Inc.	44	13,131	2.09%
PACCAR, Inc.	134	13,130	2.09%
Lululemon Athletica, Inc.	26	13,124	2.09%
Westinghouse Air Brake Technologies Corporation	103	13,117	2.09%
HCA Healthcare, Inc.	48	13,083	2.08%
J.B. Hunt Transport Services, Inc.	65	13,068	2.08%
Walgreens Boots Alliance, Inc.	500	13,050	2.07%
Cognizant Technology Solutions Corporation	172	13,028	2.07%
Fastenal Company	201	13,027	2.07%
Ulta Beauty, Inc.	27	13,025	2.07%
Motorola Solutions, Inc.	42	13,015	2.07%
Moody’s Corporation	33	13,011	2.07%
Rockwell Automation, Inc.	42	13,010	2.07%
W. W. Grainger, Inc.	16	12,987	2.06%
Capital One Financial Corporation	99	12,971	2.06%
Automatic Data Processing, Inc.	56	12,970	2.06%
Tractor Supply Company	60	12,944	2.06%
Agilent Technologies, Inc.	93	12,940	2.06%
ON Semiconductor Corporation	154	12,825	2.04%
O’Reilly Automotive, Inc.	13	12,819	2.04%
Home Depot, Inc. (The)	37	12,806	2.04%
West Company, Inc.	36	12,786	2.03%
Starbucks Corporation	133	12,783	2.03%
LyondellBasell Industries N.V. - Class A	134	12,761	2.03%
Cummins, Inc.	53	12,747	2.03%
Costco Wholesale Corporation	19	12,671	2.01%
United Parcel Service - Class B	81	12,657	2.01%
		$628,890	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS947) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Marvell Technology, Inc.	2,696	$162,566	25.30%

See accompanying notes to financial statements.	CRM Funds
48

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Pfizer, Inc.	5,613	$161,612	25.16%
ON Semiconductor Corporation	1,911	159,609	24.84%
AT&T, Inc.	9,457	158,694	24.70%
		$642,481	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS948) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Dollar General Corporation	102	$13,850	2.20%
Allstate Corporation (The)	98	13,701	2.18%
Amgen, Inc.	47	13,665	2.17%
General Dynamics Corporation	53	13,633	2.17%
Ulta Beauty, Inc.	28	13,601	2.16%
Restaurant Brands International, Inc.	174	13,564	2.16%
Target Corporation	95	13,543	2.15%
Cintas Corporation	22	13,539	2.15%
Caterpillar, Inc.	46	13,509	2.15%
Cognizant Technology Solutions Corporation	179	13,498	2.15%
Progress Software Corporation	85	13,490	2.15%
AT&T, Inc.	804	13,486	2.15%
McDonald’s Corporation	45	13,486	2.14%
Automatic Data Processing, Inc.	58	13,484	2.14%
Emerson Electric Company	138	13,478	2.14%
Sherwin-Williams Company (The)	43	13,468	2.14%
Tractor Supply Company	63	13,462	2.14%
Eaton Corporation PLC	56	13,450	2.14%
Blackstone, Inc.	103	13,436	2.14%
Iron Mountain, Inc.	192	13,432	2.14%
Rockwell Automation, Inc.	43	13,414	2.13%
Moody’s Corporation	34	13,405	2.13%
Capital One Financial Corporation	102	13,404	2.13%
Discover Financial Services	119	13,401	2.13%
CDW Corporation	59	13,384	2.13%
Canadian Imperial Bank of Commerce	278	13,378	2.13%
Motorola Solutions, Inc.	43	13,362	2.13%
PACCAR, Inc.	137	13,356	2.12%
Starbucks Corporation	139	13,348	2.12%
W. W. Grainger, Inc.	16	13,328	2.12%
CVS Health Corporation	169	13,310	2.12%

See accompanying notes to financial statements.	CRM Funds
49

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Westinghouse Air Brake Technologies Corporation	105	$13,298	2.12%
Mettler-Toledo International, Inc.	11	13,295	2.11%
Walgreens Boots Alliance, Inc.	509	13,279	2.11%
Agilent Technologies, Inc.	95	13,262	2.11%
Lululemon Athletica, Inc.	26	13,260	2.11%
United Parcel Service - Class B	84	13,259	2.11%
J.B. Hunt Transport Services, Inc.	66	13,194	2.10%
Fastenal Company	204	13,188	2.10%
Home Depot, Inc. (The)	38	13,161	2.09%
Costco Wholesale Corporation	20	13,152	2.09%
O’Reilly Automotive, Inc.	14	13,150	2.09%
General Motors Company	366	13,133	2.09%
Old Dominion Freight Line, Inc.	32	13,128	2.09%
Ford Motor Company	1,074	13,092	2.08%
LyondellBasell Industries N.V. - Class A	137	13,066	2.08%
Cummins, Inc.	54	13,013	2.07%
		$628,795	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS949) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
AT&T, Inc.	3,782	$63,470	10.13%
Discover Financial Services	564	63,395	10.12%
Capital One Financial Corporation	483	63,266	10.10%
Marvell Technology, Inc.	1,039	62,662	10.00%
Mettler-Toledo International, Inc.	52	62,557	9.99%
General Motors Company	1,738	62,426	9.97%
Agilent Technologies, Inc.	449	62,358	9.95%
Apple, Inc.	323	62,254	9.94%
ON Semiconductor Corporation	745	62,242	9.94%
Ford Motor Company	5,069	61,789	9.86%
		$626,419	100.00%

See accompanying notes to financial statements.	CRM Funds
50

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2023 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS950) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Ulta Beauty, Inc.	146	$71,758	11.32%
Dollar General Corporation	525	71,429	11.27%
Tractor Supply Company	332	71,338	11.25%
AT&T, Inc.	4,219	70,797	11.17%
Target Corporation	496	70,600	11.13%
Starbucks Corporation	731	70,160	11.07%
Sherwin-Williams Company (The)	224	69,739	11.00%
Mettler-Toledo International, Inc.	57	69,552	10.97%
Walgreens Boots Alliance, Inc.	2,627	68,597	10.82%
		$633,970	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS951) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Ulta Beauty, Inc.	93	$45,656	7.27%
AT&T, Inc.	2,716	45,572	7.25%
Dollar General Corporation	335	45,534	7.25%
Pfizer, Inc.	1,574	45,312	7.21%
Target Corporation	316	45,041	7.17%
Apple, Inc.	233	44,884	7.15%
Sherwin-Williams Company (The)	144	44,832	7.14%
General Motors Company	1,248	44,829	7.14%
CDW Corporation	197	44,786	7.13%
Mettler-Toledo International, Inc.	37	44,660	7.11%
Marvell Technology, Inc.	735	44,330	7.06%
Ford Motor Company	3,634	44,302	7.05%
ON Semiconductor Corporation	529	44,224	7.04%
Walgreens Boots Alliance, Inc.	1,690	44,133	7.03%
		$628,095	100.00%

See accompanying notes to financial statements.	CRM Funds
51

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2023 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS952) Index total return swap with Morgan Stanley Bank as of December 31, 2023, termination date 7/31/24:

Reference Entity	Shares	Market Value	% of Total Index Value
Ulta Beauty, Inc.	161	$78,782	12.62%
Dollar General Corporation	577	78,506	12.57%
Starbucks Corporation	816	78,340	12.55%
Pfizer, Inc.	2,719	78,275	12.54%
Target Corporation	549	78,209	12.53%
Agilent Technologies, Inc.	560	77,861	12.47%
Mettler-Toledo International, Inc.	64	77,489	12.41%
Walgreens Boots Alliance, Inc.	2,943	76,833	12.31%
		$624,295	100.00%

See accompanying notes to financial statements.	CRM Funds
52

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2023 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$63,798,877	$164,347,311	$287,501,707
Net unrealized appreciation	12,390,057	43,957,585	86,427,698
Total investments in securities, at value[1]	76,188,934	208,304,896	373,929,405
Receivable for securities sold	186,231	—	1,957,735
Dividends and interest receivable	98,350	160,045	449,004
Receivable for fund shares sold	34,576	121,984	187,291
Receivable for securities lending income	—	115	348
Other assets	13,933	57,968	73,027
Total Assets	76,522,024	208,645,008	376,596,810

LIABILITIES:
Obligation to return securities lending collateral	—	—	757,775
Payable for securities purchased	202,724	—	—
Payable for fund shares redeemed	103,750	225,002	228,236
Accrued advisory fee	47,832	130,395	237,840
Trustees fees payable	2,370	4,156	8,511
Audit and tax fees	6,415	10,201	15,478
Other accrued expenses	40,673	90,871	182,380
Total Liabilities	403,764	460,625	1,430,220
NET ASSETS	$76,118,260	$208,184,383	$375,166,590
COMPONENTS OF NET ASSETS
Paid in capital	$62,460,952	$166,752,660	$282,016,367
Total distributable earnings	13,657,308	41,431,723	93,150,223
NET ASSETS	$76,118,260	$208,184,383	$375,166,590
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$27,940,903	$22,425,379	$152,871,873
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,177,170	2,111,187	7,112,958
Net asset value, offering and redemption price per share	$12.83	$10.62	$21.49
INSTITUTIONAL CLASS SHARES
Net assets	$48,177,357	$185,759,004	$222,294,717
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,994,399	16,716,024	9,744,574
Net asset value, offering and redemption price per share	$16.09	$11.11	$22.81

[1] Includes securities loaned of:	$—	$—	$707,566

See accompanying notes to financial statements.	CRM Funds
53

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2023 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$18,991,324	$130,051,804
Net unrealized appreciation	3,725,626	27,498,891
Total investments in securities, at value	22,716,950	157,550,695
Cash pledged with broker for securities sold short	—	52,437,350
Foreign currencies held with broker for securities sold short (cost $0 and $1,317,800, respectively)	—	1,418,169
Receivable for securities sold	—	868,356
Receivable for fund shares sold	157	135,824
Dividends and interest receivable	22,687	124,279
Receivable for securities lending income	44	—
Unrealized appreciation on swap agreements	—	1,668,996
Due from Broker - Short Sales	—	443,159
Other assets	23,357	38,952
Total Assets	22,763,195	214,685,780

LIABILITIES:
Cash received from broker for swap agreements	—	1,194,530
Securities sold short, at value (proceeds $0 and $55,652,758, respectively)	—	56,450,655
Unrealized depreciation on swap agreements	—	342,724
Payable for dividends on securities sold short	—	54,492
Payable for securities purchased	—	246,795
Payable for fund shares redeemed	570	144,668
Interest payable	—	99,437
Accrued advisory fee	12,997	166,950
Audit and tax fees	4,963	12,211
Trustees fees payable	424	4,369
Other accrued expenses	12,068	76,980
Total Liabilities	31,022	58,793,811
NET ASSETS	$22,732,173	$155,891,969
COMPONENTS OF NET ASSETS
Paid in capital	$19,034,499	$136,693,109
Total distributable earnings	3,697,674	19,198,860
NET ASSETS	$22,732,173	$155,891,969
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$6,519,362
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	992,554
Net asset value, offering and redemption price per share	$6.57
INSTITUTIONAL CLASS SHARES
Net assets	$16,212,811	$155,891,969
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,384,258	13,187,607
Net asset value, offering and redemption price per share	$6.80	$11.82

See accompanying notes to financial statements.	CRM Funds
54

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME:
Dividends and interest	$732,564	$1,724,522	$3,296,434
Securities lending income	277	2,048	118,103
Foreign tax withheld	(2,252)	(5,962)	(6,957)
Total investment income	730,589	1,720,608	3,407,580

EXPENSES:
Investment advisory fees	279,121	769,282	1,466,765
Sub-Transfer agent fees - Institutional Shares	16,808	87,432	112,420
Shareholder Services - Investor Shares	34,249	27,103	191,108
Administration and accounting fees	16,945	40,077	73,254
Registration fees	22,868	36,836	25,576
Insurance fees	6,716	14,732	34,070
Transfer agent fees	12,518	38,826	46,225
Trustee fees and expenses	6,574	21,076	39,035
Custody fees	7,540	7,540	7,540
Audit and tax fees	6,415	10,201	15,478
Legal fees	4,022	12,081	22,280
Shareholder reports	3,534	10,460	19,660
Other expenses	7,377	17,957	31,039
Total expenses	424,687	1,093,603	2,084,450
NET INVESTMENT INCOME	305,902	627,005	1,323,130

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,819,619	336,695	25,193,278
Foreign currency transactions	—	—	(2,480)
Net realized gain	2,819,619	336,695	25,190,798
Net change in unrealized appreciation (depreciation) on:
Investments	2,367,261	8,719,006	(7,206,278)
Foreign currency transactions	—	—	(27)
Net change in unrealized appreciation (depreciation)	2,367,261	8,719,006	(7,206,305)
Net realized and unrealized gain on investments and foreign currency	5,186,880	9,055,701	17,984,493
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,492,782	$9,682,706	$19,307,623

See accompanying notes to financial statements.	CRM Funds
55

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME:
Dividends and interest	$190,055	$3,465,162
Securities lending income	2,095	—
Foreign tax withheld	(329)	(3,740)
Total investment income	191,821	3,461,422

EXPENSES:
Investment advisory fees	78,868	1,567,123
Dividend expense on securities sold short	—	740,522
Sub-Transfer agent fees - Institutional Shares	1,221	63,521
Shareholder Services - Investor Shares	8,570	—
Registration fees	17,375	17,075
Custody fees	7,540	7,582
Transfer agent fees	7,538	27,541
Administration and accounting fees	7,908	46,400
Audit and tax fees	4,963	12,210
Trustee fees and expenses	2,268	24,047
Insurance fees	1,948	18,528
Legal fees	1,276	13,599
Shareholder reports	1,098	12,925
Other expenses	3,889	21,416
Total expenses	144,462	2,572,489
Expenses waived	(1,177)	(169,277)
Net expenses	143,285	2,403,212
NET INVESTMENT INCOME	48,536	1,058,210

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	826,424	5,434,410
Securities sold short	—	2,661,342
Swap agreements	—	895,882
Foreign currency transactions	(112)	141,111
Net realized gain	826,312	9,132,745
Net change in unrealized appreciation (depreciation) on:
Investments	323,607	(6,202,145)
Securities sold short	—	(6,785,104)
Swap agreements	—	(645,293)
Foreign currency transactions	(1)	(164,965)
Net change in unrealized appreciation (depreciation)	323,606	(13,797,507)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	1,149,918	(4,664,762)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,198,454	$(3,606,552)

See accompanying notes to financial statements.	CRM Funds
56

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
NET ASSETS - BEGINNING OF YEAR/PERIOD	$77,425,561	$118,775,543

OPERATIONS
Net investment income	305,902	1,269,438
Net realized gain from investments	2,819,619	3,970,360
Net change in unrealized appreciation on investments	2,367,261	7,709,116
Net increase in net assets resulting from operations	5,492,782	12,948,914

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,207,084)	(711,393)
Institutional Class	(1,757,607)	(1,651,048)
Total distributions to shareholders	(2,964,691)	(2,362,441)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	67,310	119,137
Sale of shares - Institutional Shares	2,262,367	6,581,186
Reinvestment of distributions - Investor Class	1,113,318	667,950
Reinvestment of distributions - Institutional Class	1,492,966	1,285,743
Redemption of shares - Investor Class	(2,657,975)	(3,097,537)
Redemption of shares - Institutional Class	(6,113,378)	(57,492,934)
Net decrease from capital share transactions	(3,835,392)	(51,936,455)
Total decrease in net assets	(1,307,301)	(41,349,982)

NET ASSETS - END OF YEAR/PERIOD	$76,118,260	$77,425,561

SHARE ACTIVITY
Investor Class:
Sold	5,390	9,584
Issued on reinvestment of distributions	92,010	53,181
Redeemed	(214,236)	(253,170)
Net decrease	(116,836)	(190,405)

Institutional Class:
Sold	147,101	431,761
Issued on reinvestment of distributions	98,416	82,419
Redeemed	(390,919)	(3,789,373)
Net decrease	(145,402)	(3,275,193)

See accompanying notes to financial statements.	CRM Funds
57

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
NET ASSETS - BEGINNING OF YEAR/PERIOD	$220,259,152	$140,297,796

OPERATIONS
Net investment income	627,005	2,116,473
Net realized gain from investments	336,695	155,507
Net change in unrealized appreciation on investments	8,719,006	9,686,921
Net increase in net assets resulting from operations	9,682,706	11,958,901

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(143,572)	(1,264,375)
Institutional Class	(1,453,671)	(8,541,502)
Total distributions to shareholders	(1,597,243)	(9,805,877)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,642,327	4,363,371
Sale of shares - Institutional Shares	12,426,423	107,199,891
Reinvestment of distributions - Investor Class	133,292	1,237,084
Reinvestment of distributions - Institutional Class	1,094,832	8,354,636
Redemption of shares - Investor Class	(3,248,622)	(4,113,640)
Redemption of shares - Institutional Class	(32,208,484)	(39,233,010)
Net increase (decrease) from capital share transactions	(20,160,232)	77,808,332
Total increase (decrease) in net assets	(12,074,769)	79,961,356

NET ASSETS - END OF YEAR/PERIOD	$208,184,383	$220,259,152

SHARE ACTIVITY
Investor Class:
Sold	166,342	440,007
Issued on reinvestment of distributions	13,316	123,585
Redeemed	(324,913)	(412,134)
Net increase (decrease)	(145,255)	151,458

Institutional Class:
Sold	1,182,647	9,892,422
Issued on reinvestment of distributions	104,569	797,959
Redeemed	(3,041,982)	(3,725,029)
Net increase (decrease)	(1,754,766)	6,965,352

See accompanying notes to financial statements.	CRM Funds
58

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
NET ASSETS - BEGINNING OF YEAR/PERIOD	$412,887,936	$384,065,255

OPERATIONS
Net investment income	1,323,130	5,220,196
Net realized gain from investments	25,190,798	9,464,306
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(7,206,305)	7,872,626
Net increase in net assets resulting from operations	19,307,623	22,557,128

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(9,626,587)	(7,142,897)
Institutional Class	(13,465,463)	(10,218,630)
Total distributions to shareholders	(23,092,050)	(17,361,527)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,742,972	18,136,050
Sale of shares - Institutional Shares	15,176,227	72,113,783
Reinvestment of distributions - Investor Class	9,467,390	7,031,109
Reinvestment of distributions - Institutional Class	12,666,657	9,472,114
Redemption of shares - Investor Class	(18,651,422)	(32,173,398)
Redemption of shares - Institutional Class	(56,338,743)	(50,952,578)
Net increase (decrease) from capital share transactions	(33,936,919)	23,627,080
Total increase (decrease) in net assets	(37,721,346)	28,822,681

NET ASSETS - END OF YEAR/PERIOD	$375,166,590	$412,887,936

SHARE ACTIVITY
Investor Class:
Sold	176,249	823,806
Issued on reinvestment of distributions	464,543	319,887
Redeemed	(881,555)	(1,478,388)
Net decrease	(240,763)	(334,695)

Institutional Class:
Sold	670,675	3,124,549
Issued on reinvestment of distributions	585,606	407,578
Redeemed	(2,517,808)	(2,220,961)
Net increase (decrease)	(1,261,527)	1,311,166

See accompanying notes to financial statements.	CRM Funds
59

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
NET ASSETS - BEGINNING OF YEAR/PERIOD	$23,668,129	$23,131,491

OPERATIONS
Net investment income	48,536	45,749
Net realized gain from investments	826,312	474,916
Net change in unrealized appreciation on investments and foreign currency	323,606	659,221
Net increase in net assets resulting from operations	1,198,454	1,179,886

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(122,654)	(543,588)
Institutional Class	(343,247)	(1,112,197)
Total distributions to shareholders	(465,901)	(1,655,785)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	14,955	79,155
Sale of shares - Institutional Shares	377,524	634,169
Reinvestment of distributions - Investor Class	117,823	515,831
Reinvestment of distributions - Institutional Class	325,532	1,062,276
Redemption of shares - Investor Class	(1,389,085)	(438,501)
Redemption of shares - Institutional Class	(1,115,258)	(840,393)
Net increase (decrease) from capital share transactions	(1,668,509)	1,012,537
Total increase (decrease) in net assets	(935,956)	536,638

NET ASSETS - END OF YEAR/PERIOD	$22,732,173	$23,668,129

SHARE ACTIVITY
Investor Class:
Sold	2,360	11,555
Issued on reinvestment of distributions	19,065	79,359
Redeemed	(229,163)	(68,924)
Net increase (decrease)	(207,738)	21,990

Institutional Class:
Sold	57,904	94,716
Issued on reinvestment of distributions	50,865	158,077
Redeemed	(169,646)	(126,864)
Net increase (decrease)	(60,877)	125,929

See accompanying notes to financial statements.	CRM Funds
60

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
NET ASSETS - BEGINNING OF YEAR/PERIOD	$255,340,562	$185,463,235

OPERATIONS
Net investment income (loss)	1,058,210	(58,492)
Net realized gain (loss) from investments and foreign currency	9,132,745	(5,723,712)
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currency	(13,797,507)	27,251,291
Net increase (decrease) in net assets resulting from operations	(3,606,552)	21,469,087

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(3,644,212)	(3,277,664)
Total distributions to shareholders	(3,644,212)	(3,277,664)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	17,214,112	107,097,037
Reinvestment of distributions - Institutional Class	3,635,291	3,271,562
Redemption of shares - Institutional Class	(113,047,232)	(58,682,695)
Net increase (decrease) from capital share transactions	(92,197,829)	51,685,904
Total increase (decrease) in net assets	(99,448,593)	69,877,327

NET ASSETS - END OF YEAR/PERIOD	$155,891,969	$255,340,562

SHARE ACTIVITY
Institutional Class:
Sold	1,446,036	9,251,123
Issued on reinvestment of distributions	315,017	286,226
Redeemed	(9,653,545)	(5,096,169)
Net increase (decrease)	(7,892,492)	4,441,180

See accompanying notes to financial statements.	CRM Funds
61

CRM FUNDS FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$12.49	$11.40	$17.35	$11.22	$15.34	$17.15
Investment operations:
Net investment income[2]	0.04	0.14	— [3]	0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.87	1.24	(2.26)	6.16	(3.07)	(0.22)
Total from investment operations	0.91	1.38	(2.26)	6.20	(3.03)	(0.20)
Distributions to shareholders:
From net investment income	(0.23)	(0.06)	(0.01)	(0.07)	(0.03)	(0.04)
From net realized gain on investments	(0.34)	(0.23)	(3.68)	—	(1.06)	(1.57)
Total distributions to shareholders	(0.57)	(0.29)	(3.69)	(0.07)	(1.09)	(1.61)
Net Asset Value - End of Year/Period	$12.83	$12.49	$11.40	$17.35	$11.22	$15.34
Total return	7.56%	12.09%	(15.73)%	55.36%	(21.53)%	(0.17)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.26%	1.21%	1.16%	1.15%	1.16%	1.15%
Net investment income	0.71%	1.11%	0.01%	0.30%	0.27%	0.12%
Portfolio turnover rate	38%	54%	54%	63%	60%	48%
Net Assets at end of year/period (000’s omitted)	$27,941	$28,660	$28,325	$38,548	$33,526	$58,787

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
62

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$15.53	$14.10	$20.55	$13.28	$17.96	$19.77
Investment operations:
Net investment income[2]	0.07	0.19	0.03	0.09	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.08	1.55	(2.75)	7.28	(3.63)	(0.23)
Total from investment operations	1.15	1.74	(2.72)	7.37	(3.55)	(0.16)
Distributions to shareholders:
From net investment income	(0.25)	(0.08)	(0.05)	(0.10)	(0.07)	(0.08)
From net realized gain on investments	(0.34)	(0.23)	(3.68)	—	(1.06)	(1.57)
Total distributions to shareholders	(0.59)	(0.31)	(3.73)	(0.10)	(1.13)	(1.65)
Net Asset Value - End of Year/Period	$16.09	$15.53	$14.10	$20.55	$13.28	$17.96
Total return	7.67%	12.33%	(15.53)%	55.68%	(21.34)%	0.11%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%	1.01%	0.93%	0.91%	0.92%	0.91%
Net investment income	0.89%	1.27%	0.18%	0.54%	0.52%	0.38%
Portfolio turnover rate	38%	54%	54%	63%	60%	48%
Net Assets at end of year/period (000’s omitted)	$48,177	$48,766	$90,451	$299,170	$198,589	$266,562

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
63

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$10.20	$9.94	$15.37	$9.71	$11.36	$13.09
Investment operations:
Net investment income[2]	0.02	0.10	0.10	0.11	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.47	0.79	(1.39)	6.29	(1.35)	(0.01)
Total from investment operations	0.49	0.89	(1.29)	6.40	(1.33)	0.02
Distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.17)	(0.03)	(0.03)	—
From net realized gain on investments	— (3)	(0.57)	(3.97)	(0.71)	(0.29)	(1.75)
Total distributions to shareholders	(0.07)	(0.63)	(4.14)	(0.74)	(0.32)	(1.75)
Net Asset Value - End of Year/Period	$10.62	$10.20	$9.94	$15.37	$9.71	$11.36
Total return	4.82%	9.07%	(11.92)%	67.80%	(12.18)%	1.91%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.21%	1.18%	1.18%	1.15%	1.17%	1.15%
Net investment income	0.48%	1.02%	0.82%	0.83%	0.22%	0.21%
Portfolio turnover rate	40%	42%	34%	59%	80%	45%
Net Assets at end of year/period (000’s omitted)	$22,425	$23,018	$20,914	$26,464	$16,259	$24,455

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
64

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$10.68	$10.38	$15.87	$10.00	$11.70	$13.43
Investment operations:
Net investment income[2]	0.03	0.13	0.13	0.13	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.49	0.82	(1.46)	6.50	(1.41)	—3
Total from investment operations	0.52	0.95	(1.33)	6.63	(1.36)	0.05
Distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.19)	(0.05)	(0.05)	(0.03)
From net realized gain on investments	— [3]	(0.57)	(3.97)	(0.71)	(0.29)	(1.75)
Total distributions to shareholders	(0.09)	(0.65)	(4.16)	(0.76)	(0.34)	(1.78)
Net Asset Value - End of Year/Period	$11.11	$10.68	$10.38	$15.87	$10.00	$11.70
Total return	4.88%	9.28%	(11.78)%	68.26%	(12.06)%	2.13%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.05%	1.01%	1.00%	0.93%	0.95%	0.94%
Net investment income	0.63%	1.21%	0.98%	0.99%	0.44%	0.42%
Portfolio turnover rate	40%	42%	34%	59%	80%	45%
Net Assets at end of year/period (000’s omitted)	$185,759	$197,242	$119,384	$286,762	$220,919	$253,964

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
65

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$21.73	$21.43	$27.71	$18.34	$21.22	$22.58
Investment operations:
Net investment income[2]	0.06	0.25	0.27	0.15	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.09	1.00	(1.57)	9.67	(2.33)	0.41
Total from investment operations	1.15	1.25	(1.30)	9.82	(2.25)	0.49
Distributions to shareholders:
From net investment income	(0.24)	(0.26)	(0.26)	(0.09)	(0.09)	(0.04)
From net realized gain on investments	(1.15)	(0.69)	(4.72)	(0.36)	(0.54)	(1.81)
Total distributions to shareholders	(1.39)	(0.95)	(4.98)	(0.45)	(0.63)	(1.85)
Net Asset Value - End of Year/Period	$21.49	$21.73	$21.43	$27.71	$18.34	$21.22
Total return	5.65%	5.78%	(6.68)%	54.09%	(10.98)%	3.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.15%	1.14%	1.15%	1.16%	1.14%
Net investment income	0.59%	1.16%	1.06%	0.66%	0.42%	0.37%
Portfolio turnover rate	30%	43%	23%	63%	37%	40%
Net Assets at end of year/period (000’s omitted)	$152,872	$159,797	$164,743	$187,541	$152,370	$220,014

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
66

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$23.00	$22.62	$29.00	$19.17	$22.16	$23.49
Investment operations:
Net investment income[2]	0.08	0.31	0.33	0.20	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.15	1.06	(1.67)	10.12	(2.44)	0.43
Total from investment operations	1.23	1.37	(1.34)	10.32	(2.32)	0.56
Distributions to shareholders:
From net investment income	(0.27)	(0.30)	(0.32)	(0.13)	(0.13)	(0.08)
From net realized gain on investments	(1.15)	(0.69)	(4.72)	(0.36)	(0.54)	(1.81)
Total distributions to shareholders	(1.42)	(0.99)	(5.04)	(0.49)	(0.67)	(1.89)
Net Asset Value - End of Year/Period	$22.81	$23.00	$22.62	$29.00	$19.17	$22.16
Total return	5.71%	6.00%	(6.55)%	54.44%	(10.83)%	3.61%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.01%	0.99%	0.97%	0.94%	0.96%	0.94%
Net investment income	0.74%	1.34%	1.23%	0.84%	0.59%	0.58%
Portfolio turnover rate	30%	43%	23%	63%	37%	40%
Net Assets at end of year/period (000’s omitted)	$222,295	$253,091	$219,322	$251,517	$202,989	$243,851

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
67

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$6.34	$6.47	$8.88	$5.91	$6.99	$8.81
Investment operations:
Net investment income[2]	0.01	— [3]	0.02	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.35	0.33	(0.70)	3.16	(0.67)	(0.26)
Total from investment operations	0.36	0.33	(0.68)	3.18	(0.66)	(0.25)
Distributions to shareholders:
From net investment income	(0.01)	(0.01)	(0.04)	(0.02)	(0.01)	—
From net realized gain on investments	(0.12)	(0.45)	(1.69)	(0.19)	(0.41)	(1.57)
Total distributions to shareholders	(0.13)	(0.46)	(1.73)	(0.21)	(0.42)	(1.57)
Net Asset Value - End of Year/Period	$6.57	$6.34	$6.47	$8.88	$5.91	$6.99
Total return	5.74%	4.94%	(10.09)%	54.42%	(10.16)%	(0.72)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.45%	1.41%	1.33%	1.37%	1.40%	1.50%
Expenses, excluding waiver/reimbursement	1.45%	1.41%	1.33%	1.39%	1.50%	2.20%
Net investment income, including waiver/reimbursement	0.24%	0.03%	0.32%	0.31%	0.22%	0.12%
Portfolio turnover rate	26%	51%	38%	87%	65%	112%
Net Assets at end of year/period (000’s omitted)	$6,519	$7,609	$7,622	$8,916	$6,893	$9,256

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
68

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$6.57	$6.69	$9.12	$6.07	$7.16	$8.98
Investment operations:
Net investment income[2]	0.02	0.02	0.04	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.36	0.34	(0.72)	3.24	(0.68)	(0.27)
Total from investment operations	0.38	0.36	(0.68)	3.28	(0.65)	(0.24)
Distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.06)	(0.04)	(0.03)	(0.01)
From net realized gain on investments	(0.12)	(0.45)	(1.69)	(0.19)	(0.41)	(1.57)
Total distributions to shareholders	(0.15)	(0.48)	(1.75)	(0.23)	(0.44)	(1.58)
Net Asset Value - End of Year/Period	$6.80	$6.57	$6.69	$9.12	$6.07	$7.16
Total return	5.83%	5.18%	(9.81)%	54.66%	(9.87)%	(0.51)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.20%	1.18%	1.09%	1.11%	1.15%	1.25%
Expenses, excluding waiver/reimbursement	1.22%	1.18%	1.09%	1.13%	1.25%	1.96%
Net investment income, including waiver/reimbursement	0.52%	0.27%	0.56%	0.52%	0.47%	0.36%
Portfolio turnover rate	26%	51%	38%	87%	65%	112%
Net Assets at end of year/period (000’s omitted)	$16,213	$16,059	$15,509	$18,393	$18,307	$26,816

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
69

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Six Months Ended December 31, 2023	For the Years Ended June 30,
	(Unaudited)[1]	2023	2022	2021	2020	2019
Net Asset Value - Beginning of Year/Period	$12.11	$11.15	$11.62	$10.23	$10.27	$10.68
Investment operations:
Net investment income (loss)[2]	0.06	— [3]	(0.23)	(0.25)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(0.08)	1.14	(0.15)	2.22	0.50	(0.14)
Total from investment operations	(0.02)	1.14	(0.38)	1.97	0.40	(0.25)
Distributions to shareholders:
From net investment income	(0.27)	—	—	—	—	—
From net realized gain on investments	—	(0.18)	(0.09)	(0.58)	(0.44)	(0.16)
Total distributions to shareholders	(0.27)	(0.18)	(0.09)	(0.58)	(0.44)	(0.16)
Net Asset Value - End of Year/Period	$11.82	$12.11	$11.15	$11.62	$10.23	$10.27
Total return	(0.07)%	10.29%	(3.33)%	19.49%	3.93%	(2.18)%
Ratios to average net assets:
Expenses, including waiver/reimbursement	2.31%	2.48%	2.68%	2.79%	2.95%	3.03%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.60%	1.60%	1.60%	1.59%	1.60%
Expenses, excluding waiver/reimbursement	2.47%	2.60%	2.80%	2.90%	3.03%	3.10%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.76%	1.72%	1.72%	1.71%	1.67%	1.67%
Net investment income (loss), including waiver/reimbursement	1.02%	(0.03)%	(2.00)%	(2.18)%	(0.99)%	(1.03)%
Portfolio turnover rate	69%	90%	157%	201%	177%	195%
Net Assets at end of year/period (000’s omitted)	$155,892	$255,341	$185,463	$127,930	$56,540	$482,050

(1)	For the six months ended December 31, 2023. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $(0.005).

See accompanying notes to financial statements.	CRM Funds
70

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

CRM Funds
71

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third-party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the “Board” or “Trustees”) has designated Cramer Rosenthal McGlynn, LLC, the adviser, to serve as the Trust’s Valuation Designee, to perform any fair value determinations for securities and other assets held by the Funds for which market quotations are not readily available in accordance with the

CRM Funds
72

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

Trust’s Securities Pricing Procedures. In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

●	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are

CRM Funds
73

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities.

In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2023 is included with each Fund’s Schedule of Investments.

CRM Funds
74

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended December 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the

CRM Funds
75

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the six months ended December 31, 2023.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances

CRM Funds
76

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2023, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]

Mid Cap Value Fund
JP Morgan Securities LLC	$757,775	$757,775	$—	$—
	$757,775	$757,775	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $772,931 has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Transactions with Affiliates and Other Servicing Agreements. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s first $1 billion of average daily net assets; 0.65% of the

CRM Funds
77

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

Fund’s next $1 billion of average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $2 billion.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) exceeds the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s first $1 billion of average daily net assets; 1.45% of the Fund’s next $1 billion of average daily net assets; and 1.40% of the Fund’s average daily net assets in excess of $2 billion. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) exceeds the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2024. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Funds.

Compliance Services. Northern Lights Compliance Services, LLC provides compliance services to the Trust, including the services of a Chief Compliance Officer. The fees payable to Northern Lights are included in the Statements of Operations under other expenses.

CRM Funds
78

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

Compensation of Trustees and Officers. Trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $60,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2023. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the Trustee dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund based on reasonable charges for similar services in the industry, subject to certain limitations. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an

CRM Funds
79

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding in-kind transactions and short-term investments) for the six months ended December 31, 2023, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$27,709,473	$33,896,169	$—	$—
Small/Mid Cap Value Fund	80,258,633	95,278,537	—	—
Mid Cap Value Fund	113,897,346	163,434,417	—	—
All Cap Value Fund	5,702,475	7,442,823	—	—
Long/Short Opportunities Fund	75,768,675	143,093,129	42,362,705	105,534,674

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses.

The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations.

In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New

CRM Funds
80

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2023, the following Funds had securities on loan:

	Market Value	Cash Collateral*
Mid Cap Value Fund	$707,566	$757,775

*

Please note any reported shortfall in required collateral coverage of 102% is based on closing market value of securities on loan as of the date of the report. Any required collateral adjustment needed in order to bring coverage to 102% is done on the next business day.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately

CRM Funds
81

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts:

(i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the six months ended December 31, 2023, Long/Short Opportunities Fund participated in short sale transactions.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of December 31, 2023 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$64,259,367	$13,935,479	$(2,005,912)	$11,929,567
Small/Mid Cap Value Fund	167,834,966	41,901,103	(1,431,173)	40,469,930
Mid Cap Value Fund	290,950,475	92,611,065	(9,632,135)	82,978,930
All Cap Value Fund	19,165,133	4,443,184	(891,367)	3,551,817
Long/Short Opportunities Fund .	82,172,850	28,232,520	(9,305,330)	18,927,190

CRM Funds
82

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

8.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized

CRM Funds
83

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of December 31, 2023, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of December 31, 2023, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and

CRM Funds
84

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that

CRM Funds
85

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of December 31, 2023:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$1,668,996	$1,668,996

CRM Funds
86

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

	Liability Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$342,724	$342,724

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the six months ended December 31, 2023:

Location on the Statements of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap Agreements, Purchased Option Contracts, and Written Option Contracts	Net change in unrealized appreciation (depreciation) on: Swap agreements

	Net Realized Gain (Loss)
	Total Value	Equity Contracts
Swap Agreements	$895,882	$895,882

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Equity Contracts
Swap Agreements	$(645,293)	$(645,293)

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the six months ended December 31, 2023. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume
Swap Contracts (Notional Amount)
$1,057,117

CRM Funds
87

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

CRM Funds
88

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2023:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$1,668,996	$342,724
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,668,996	342,724
Derivatives not subject to an ISDA MA or similar agreement	—	—
Total assets and liabilities subject to an ISDA MA	$1,668,996	$342,724

At December 31, 2023, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$1,668,996	$(342,724)	$1,326,272	$1,326,272	$—

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

9.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic

CRM Funds
89

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Continued)

effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a

CRM Funds
90

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2023 (Unaudited) (Concluded)

contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

CRM Funds
91

CRM FUNDS OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

CRM Funds
92

CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

CRM Funds
93

CRM FUNDS OTHER INFORMATION (Unaudited) (Concluded)

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
94

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES
F. Gregory Ahern
Ronald H. McGlynn
Rodney P. Wood

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
300 First Stamford Place, Suite 440
Stamford, CT 06902

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

CRM-SAR-23

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	3/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	3/5/2024

By (Signature and Title)*	/s/ Laura Szalyga
Laura Szalyga, Treasurer
(Principal Financial Officer)

Date:	3/5/2024

*	Print the name and title of each signing officer under his or her signature.